          As filed with the Securities and Exchange Commission on April 30, 2002
                                                Securities Act File No. 33-49290
                                        Investment Company Act File No. 811-6726

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

                          Pre-Effective Amendment No.
                          Post-Effective Amendment No. 14                    /X/

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /X/
                                  Amendment No.16                            /X/

                               The Galaxy VIP Fund
               (Exact Name of Registrant as Specified in Charter)
                               4400 Computer Drive
                        Westborough, Massachusetts 01581
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (800) 628-0414

                                W. Bruce McConnel
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                        Philadelphia, Pennsylvania 19103
                     (Name and Address of Agent for Service)

                                   Copies to:
                       Gregory Sackos, Assistant Secretary
                                    PFPC Inc.
                               4400 Computer Drive
                                  P.O. Box 5108
                        Westborough, Massachusetts 01581

It is proposed that this filing will become effective (check appropriate box)

/X/    immediately upon filing pursuant to paragraph (b)
/ /    on (date) pursuant to paragraph (b)
/ /    60 days after filing pursuant to paragraph (a)(1)
/ /    on (date) pursuant to paragraph (a)(1)
/ /    75 days after filing pursuant to paragraph (a)(2)
/ /    on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Title of Securities Being Registered: Shares of beneficial interest.

[GRAPHIC]


THE GALAXY VIP FUND


THE GALAXY FUNDS

PROSPECTUS


April 30, 2002


MONEY MARKET FUND

EQUITY FUND

GROWTH AND INCOME FUND


SMALL COMPANY GROWTH FUND


COLUMBIA REAL ESTATE EQUITY FUND II

ASSET ALLOCATION FUND

HIGH QUALITY BOND FUND

COLUMBIA HIGH YIELD FUND II

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[GALAXY FUNDS LOGO]

CONTENTS


1    RISK/RETURN SUMMARY

1    Introduction
2    Money Market Fund
4    Equity Fund
6    Growth and Income Fund
8    Small Company Growth Fund
10   Columbia Real Estate Equity Fund II
12   Asset Allocation Fund
15   High Quality Bond Fund
18   Columbia High Yield Fund II
21   Additional information about risk

22   FUND MANAGEMENT

23   How to invest in the Funds
23   Buying and selling shares

25   DIVIDENDS, DISTRIBUTION AND TAXES

26   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the investment portfolios (the "Funds") of The Galaxy VIP Fund ("Galaxy VIP"). Shares of the Funds may be offered only to various life insurance companies to fund benefits under their variable annuity contracts and variable life insurance policies.

Beginning on the next page, you'll find the following important information about each Fund:

- The Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-  The main risks associated with an investment in the Fund

- The Fund's past performance measured on both a year-by-year and long-term basis.

THE FUNDS' INVESTMENT ADVISERS

Fleet Investment Advisors Inc. ("Fleet") is the investment adviser for the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund. Fleet was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. Fleet also provides investment management and advisory services to individual and institutional clients and manages the investment portfolios of The Galaxy Fund and Galaxy Fund II.

Columbia Management Co. ("Columbia") serves as investment adviser to the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II. Columbia was established in 1969 and has its main office at 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207. Columbia also manages the investment portfolios of the Columbia Funds.

Fleet and Columbia are indirect wholly-owned subsidiaries of FleetBoston Financial Corporation, a registered bank holding company. As of December 31, 2001, Fleet managed over $97 billion in assets and Columbia managed over $19.6 billion in assets.


AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YOU COULD ALSO LOSE MONEY BY INVESTING IN ANY OF THE OTHER FUNDS.

MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of money market instruments, including commercial paper, asset-backed commercial paper, notes and bonds issued by U.S. corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, taxable municipal securities and obligations issued by U.S. and foreign banks, such as certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.

The Fund will only buy a security if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by Fleet to be of comparable credit quality.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - Fleet evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

MONEY MARKET INSTRUMENTS

Money market instruments are short-term debt obligations issued by banks, corporations, the U.S. Government and state and local governments. Money market instruments purchased by the Money Market Fund must meet strict requirements as to investment quality, maturity and diversification. The Fund does not invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the fund must be 90 days or less. Prior to purchasing a money market instrument for the Fund, Fleet must determine that the instrument carries very little risk.

[SIDENOTE]

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The returns set forth below include the effect of deducting the Fund's expenses, but do not include the charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. You should carefully review the prospectus for the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. If these charges and expenses were included, the Fund's returns would be lower.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1994          3.89%
1995          5.38%
1996          4.91%
1997          4.99%
1998          5.16%
1999          4.86%
2000          6.13%
2001          3.65%

[SIDENOTE]

BEST QUARTER
1.55% for the quarter ending September 30, 2000

WORST QUARTER
0.51% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2001.



                                                       SINCE
                         1 YEAR         5 YEARS      INCEPTION
------------------------------------------------------------------------
Money Market Fund         3.65%           4.95%         4.68% (2/2/93)
------------------------------------------------------------------------



To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth by investing in companies that the Fund's investment adviser believes have above-average earnings potential.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities issued by U.S. companies, primarily common stocks and securities that can be converted into common stocks.

The Fund invests mainly in companies which Fleet believes will have faster earnings growth than the economy in general. Fleet looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. Fleet seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years. From time to time, the Fund may emphasize particular market sectors, such as technology, in attempting to achieve its investment objective.

The Fund will sell a security when there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, Fleet believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES -- Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.


- SECTOR RISK -- To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. For example, technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. In addition, technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.


- SELECTION OF INVESTMENTS -- Fleet evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate

[SIDENOTE]

GROWTH STOCKS

Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks. [SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of Fleet since 1988. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been the Fund's portfolio manager since July 1998. He has been with Fleet and its predecessors since 1988.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The returns set forth below include the effect of deducting the Fund's expenses, but do not include the charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. You should carefully review the prospectus for the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. If these charges and expenses were included, the Fund's returns would be lower.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1994          3.47%
1995         26.75%
1996         21.49%
1997         27.74%
1998         23.52%
1999         27.18%
2000         -1.82%
2001        -18.17%

[SIDENOTE]
BEST QUARTER
25.67% for the quarter ending December 31, 1998

WORST QUARTER
-16.69% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index.



                                                            SINCE
                           1 YEAR         5 YEARS       INCEPTION
-------------------------------------------------------------------------------------
Equity Fund                -18.17%          10.02%          11.60% ( 1/11/93)
-------------------------------------------------------------------------------------
S&P 500                    -11.88%          10.70%          13.54% (since 12/31/92)
-------------------------------------------------------------------------------------


[SIDENOTE]


The Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500) is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

GROWTH AND INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that have prospects for above-average growth and dividends. Fleet focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. Fleet also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends. From time to time, the Fund may emphasize particular market sectors, such as technology, in attempting to achieve its investment objective.

The Fund will sell a portfolio security when, as a result of changes in the economy, Fleet believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:


- SECTOR RISK - To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. For example, technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. In addition, technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.


- SELECTION OF INVESTMENTS - Fleet evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

[SIDENOTE]

MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[SIDENOTE]


PORTFOLIO MANAGER
The Fund's portfolio manager is Gregory M. Miller, a Vice President of Fleet since 1996. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted in managing Fleet's other growth and income equity products for seven years. He joined Fleet in 1985.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The returns set forth below include the effect of deducting the Fund's expenses, but do not include the charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. You should carefully review the prospectus for the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. If these charges and expenses were included, the Fund's returns would be lower.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1999          7.10%
2000          5.57%
2001         -3.95%

[SIDENOTE]

BEST QUARTER
12.25% for the quarter ending December 31, 2001

WORST QUARTER
-13.32% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index.



                                                     SINCE
                                    1 YEAR       INCEPTION
--------------------------------------------------------------------------------
Growth and Income Fund               -3.95%           3.22% (3/4/98)
--------------------------------------------------------------------------------
S&P 500                             -11.88%           3.72% (since 2/28/98)
--------------------------------------------------------------------------------


[SIDENOTE]


The S&P 500 Is an unmanaged index that tracks the performance of 500 widely-held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

SMALL COMPANY GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, Fleet looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. Fleet consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts. From time to time, the Fund may emphasize particular market sectors, such as technology, in attempting to achieve its investment objective.

The Fund will sell a portfolio security when, as a result of changes in the economy, Fleet believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.


- SECTOR RISK - To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. For example, technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or are adversely impacted by government regulation. In addition, technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - Fleet evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.
[SIDENOTE]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks. [SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of Fleet since 1996. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it commenced operations in April 1998. He has been in the investment management business with Fleet and its predecessors since 1976.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The returns set forth below include the effect of deducting the Fund's expenses, but do not include the charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. You should carefully review the prospectus for the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. If these charges and expenses were included, the Fund's returns would be lower.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1999         67.49%
2000         -9.09%
2001         -0.17%

[SIDENOTE]
BEST QUARTER
47.34% for the quarter ending December 31, 1999

WORST QUARTER
-23.27% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index.



                                                    SINCE
                                    1 YEAR      INCEPTION
------------------------------------------------------------------------------
Small Company Growth Fund           -0.17%           8.60% (4/17/98)
------------------------------------------------------------------------------
Russell 2000 Index                   2.49%           1.64% (since 4/30/98)
------------------------------------------------------------------------------


[SIDENOTE]


The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

COLUMBIA REAL ESTATE EQUITY FUND II

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts ("REITs"). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, Columbia focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the S&P 500. The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, Columbia believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- REAL ESTATE SECURITIES GENERALLY - Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

- REITs - REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of high yielding securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital.

[SIDENOTE]

REITs

REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as either equity REITs, mortgage reits or hybrid REITS. Equity REITs invest directly in real estate and derive most of their income from rental and lease payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.


[SIDENOTE]

TOTAL RETURN
Total return consists of net income (dividend and/or interest income from portfolio securities, after deducting Fund expenses) and capital gains and losses, both realized and unrealized, from portfolio securities.

- SELECTION OF INVESTMENTS - Columbia evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The returns set forth below include the effect of deducting the Fund's expenses, but do not include the charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. You should carefully review the prospectus for the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. If these charges and expenses were included, the Fund's returns would be lower.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1999         -4.13%
2000         28.57%
2001          4.68%

[SIDENOTE]
BEST QUARTER
10.64% for the quarter ending June 30, 2000

WORST QUARTER
-8.46% for the quarter ending September 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices.



                                                                             SINCE
                                                             1 YEAR      INCEPTION
------------------------------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II                            4.68%           4.11% (3/3/98)
------------------------------------------------------------------------------------------------------
NAREIT Index                                                  13.93%           3.90% (since 2/28/98)
------------------------------------------------------------------------------------------------------
S&P 500                                                      -11.88%           3.72% (since 2/28/98)
------------------------------------------------------------------------------------------------------


[SIDENOTE]


PORTFOLIO MANAGER
The Fund's portfolio manager is David W. Jellison, CFA, a Senior Vice President of Columbia. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jellison has been the Fund's portfolio manager since it began operations in March 1998. Prior to joining Columbia in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.
[SIDENOTE]
The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely-held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

ASSET ALLOCATION FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund aims to provide income that is higher than the average income provided by stocks included in the popular stock market averages. Fleet interprets "popular stock market averages" to mean the Dow Jones Industrial Average of 30 major companies and the S&P 500. Due to the Fund's expenses, however, net income paid to investors may be less than that. The Fund also seeks long-term growth in the value of its assets. Fleet attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.


The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or will be unrated securities which Fleet has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless Fleet determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

In selecting portfolio securities for the Fund, Fleet's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, Fleet favors stocks with long-term growth potential that are expected to outperform their peers over time. Fleet also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities. From time to time, the Fund may emphasize particular market sectors, such as technology, in attempting to achieve its investment objective.

The Fund will sell a security when, as a result of changes in the economy, Fleet determines it appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests to a significant degree in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

[SIDENOTE]

CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall. Generally, the longer the time until maturity, the more sensitive the price of a bond is to interest rate changes.

- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.


- SECTOR RISK - To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. For example, technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. In addition, technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.


- SELECTION OF INVESTMENTS - Fleet evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]


PORTFOLIO MANAGERS
The Fund's portfolio managers are Donald Jones, a Vice President of Fleet since 1991, and David Lindsay, CFA, a Senior Vice President of Fleet since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. he has been with Fleet and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with Fleet and its predecessors since 1986.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The returns set forth below include the effect of deducting the Fund's expenses, but do not include the charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. You should carefully review the prospectus for the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. If these charges and expenses were included, the Fund's returns would be lower.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1994         -2.15%
1995         29.72%
1996         14.64%
1997         19.03%
1998         17.51%
1999          7.06%
2000          2.17%
2001         -7.47%

[SIDENOTE]
BEST QUARTER
11.31% for the quarter ending December 31, 1998

WORST QUARTER
-8.15% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices.



                                                                             SINCE
                                             1 YEAR         5 YEARS       INCEPTION
-------------------------------------------------------------------------------------------------------
Asset Allocation Fund                         -7.47%           7.20%           9.10% (2/6/93)
........................................................................................................
S&P 500                                      -11.88%          10.70%          13.56% (since 1/31/93)
........................................................................................................
DJIA                                          -7.10%           9.22%          13.23% (since 1/31/93)
-------------------------------------------------------------------------------------------------------


[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies. [SIDENOTE]

The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.

HIGH QUALITY BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks a high level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations.


The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.


In selecting portfolio securities for the Fund, Fleet monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or are unrated securities determined by Fleet to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality debt obligations that have one of the top two ratings assigned by S&P or Moody's, or unrated securities determined by Fleet to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless Fleet determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and Fleet's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, Fleet believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

[SIDENOTE]

AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt obligations in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt obligations held by a Fund with each maturity "weighted" according to the percentage of assets it represents.

[SIDENOTE]

DURATION
Duration is an approximate measure of the price sensitivity of a Fund to changes in interest rates. Unlike maturity, which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a Fund.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.


- DERIVATIVES - The Fund may invest in derivatives such as interest rate futures- contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately larger impact on the Fund.


- SELECTION OF INVESTMENTS - Fleet evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and transaction costs, which could reduce the Fund's returns.


[SIDENOTE]


PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of Fleet since February 1999. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with Fleet since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since March 1996.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The returns set forth below include the effect of deducting the Fund's expenses, but do not include the charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. You should carefully review the prospectus for the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. If these charges and expenses were included, the Fund's returns would be lower.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1994         -5.85%
1995         23.14%
1996          1.57%
1997          9.36%
1998          9.70%
1999         -3.78%
2000         12.88%
2001          7.47%

[SIDENOTE]
BEST QUARTER
8.19% for the quarter ending June 30, 1995

WORST QUARTER
-3.49% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index.



                                                                              SINCE
                                             1 YEAR         5 YEARS       INCEPTION
------------------------------------------------------------------------------------------------------
High Quality Bond Fund                         7.47%           6.97%           6.45% (1/21/93)
------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index   8.50%           7.37%           7.05% (since 1/31/93)
------------------------------------------------------------------------------------------------------


[SIDENOTE]


The Lehman Brothers Government/Credit bond index is an unmanaged index which tracks the performance of U.S. Government and corporate bonds.

COLUMBIA HIGH YIELD FUND II

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary objective when consistent with the objective of high current income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in high yielding corporate debt securities, such as bonds, debentures and notes. These securities will generally be rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") or will be unrated securities which Columbia has determined to be of comparable quality. Such lower rated securities are not considered to be of investment grade quality and are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, Columbia also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment objective may be more dependent upon Columbia's credit analysis than would be the case if the Fund invested in higher quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and Columbia's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, Columbia believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- LOWER-RATED SECURITIES - Lower-rated securities may be issued in connection with certain corporate restructurings, such as leveraged buyouts, mergers or acquisitions, or by smaller less creditworthy companies or companies with substantial debt. Such securities are subject to a high degree of risk and are considered speculative by S&P and Moody's with respect to the issuer's ability to make principal and interest payments. An economic downturn or increase in interest rates is likely to have a greater negative effect on the issuers of lower-rated securities and result in more defaults than is the case for higher-rated securities. In addition, the markets for

[SIDENOTE]

The Fund is designed for investors who are willing to assume the risk of significant fluctuations in the value of their investment in order to achieve a high level of current income. The Fund should represent only a portion of a balanced investment program.

   lower-rated securities may be less liquid and less active than the markets for higher rated securities, which may limit the ability of the Fund to sell lower-rated securities at their expected value.

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

- SELECTION OF INVESTMENTS - Columbia evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

[SIDENOTE]


PORTFOLIO MANAGER
The Fund's portfolio managers are Jeffrey L. Rippey, CFA and Kurt M. Havnaer, CFA, each a Vice President of Columbia. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Rippey has managed the Fund since it began operations in March 1998. He has been with Columbia since 1981. Mr. Havnaer has co-managed the Fund since September 2000. Prior to joining Columbia in 1996, Mr. Havnaer worked as a Portfolio Manager, Analyst and Trader for SAFECO Asset Management Company.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The returns set forth below include the effect of deducting the Fund's expenses, but do not include the charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. You should carefully review the prospectus for the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. If these charges and expenses were included, the Fund's returns would be lower.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1999          0.56%
2000          3.66%
2001          6.18%

[SIDENOTE]
BEST QUARTER
4.60% for the quarter ending March 31, 2001

WORST QUARTER
-1.71% for the quarter ending September 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices.



                                                                             SINCE
                                                             1 YEAR       INCEPTION
-----------------------------------------------------------------------------------------------------------
Columbia High Yield Fund II                                    6.18%           5.18% (3/3/98)
-----------------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield, Cash Pay Index(1)               6.20%           1.42% (since 2/28/98)
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                           8.44%           6.85% (since 2/28/98)
-----------------------------------------------------------------------------------------------------------



(1) The Fund changed its benchmark from the Lehman Brothers Aggregate Bond Index to the Merrill Lynch U.S. High Yield, Cash Pay Index because the Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of the types of securities that are more representative of those held by the Fund.


[SIDENOTE]

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.
[SIDENOTE]

The Merrill Lynch U.S. High Grade, Cash Pay Index is an unmanaged index comprised of non-investment grade corporate bonds.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each Fund have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and, with respect to each Fund other than the Money Market Fund, money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's principal investment strategies and the particular types of securities in which each Fund principally invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISERS
Fleet and Columbia, subject to the general supervision of Galaxy VIP's Board of Trustees, manage the Funds in accordance with their respective investment objectives and policies, make decisions with respect to and place orders for all purchases and sales of portfolio securities, and maintain related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
Fleet and Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Fleet or Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. Fleet and Columbia will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to Fleet or Columbia, as the case may be, by the Funds during the last fiscal year are set forth below.



                                MANAGEMENT FEE
                                     AS A % OF
FUND                        AVERAGE NET ASSETS
-----------------------------------------------
Money Market Fund                         0.34%
-----------------------------------------------
Equity Fund                               0.75%
-----------------------------------------------
Growth and Income Fund                    0.75%
-----------------------------------------------
Small Company Growth Fund                 0.75%
-----------------------------------------------
Columbia Real Estate Equity Fund II       0.75%
-----------------------------------------------
Asset Allocation Fund                     0.75%
-----------------------------------------------
High Quality Bond Fund                    0.51%
-----------------------------------------------
Columbia High Yield Fund II               0.60%
-----------------------------------------------

HOW TO INVEST IN THE FUNDS

PRICING OF SHARES

The net asset value per share ("NAV") of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, on each day the particular Fund is open for business. Each Fund's NAV is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund held by investors.


The investments of the Money Market Fund are valued at amortized cost, which is approximately equal to market value. The investments of the other Funds are valued according to market value. When a market quote is not readily available, the security's value is based on "fair value" as determined by Fleet or Columbia, as the case may be, under the supervision of Galaxy VIP's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

BUYING AND SELLING SHARES
Investors may not purchase or redeem shares of the Funds directly, but only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. You should refer to your insurance company's prospectus for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds of Galaxy VIP as investment options for your contract or policy and how to redeem monies from Galaxy VIP.


The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by Galaxy VIP are effected on days on which the Funds are open for business. The Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund are open for business each day that the NYSE is open for trading. The NYSE is generally open for trading every Monday through Friday, except for national holidays. The Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II are open for business each day that the NYSE, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open. During certain emergency closings of the NYSE, however, the Money Market Fund may open for business if it can maintain its operations. In this event, the Money Market Fund will determine its NAV as described above. To determine if the Fund is open for business on a day when there is an emergency closing of the NYSE, please call Galaxy VIP at 1-877-289-4252. Orders for the purchase of shares of a Fund are effected at the NAV next calculated after an order is received in good order by the

Fund. Redemptions are effected at the NAV next calculated after receipt of a redemption request in good order by a Fund. Payment for redemptions will be made by the Funds within seven days after the request is received. Galaxy VIP may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.


The Funds do not assess any fees, either when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies' prospectuses.

Shares of the Funds may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated participating insurance companies. Galaxy VIP currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated participating insurance companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated participating insurance companies. Nevertheless, Galaxy VIP's Board of Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated participating insurance companies, the participating insurance companies may be required to withdraw the assets allocable to some or all of the separate accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. Galaxy VIP assumes no responsibility for such prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income and capital gains each year. Dividends for the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II are declared daily and paid monthly. Dividends for the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund are declared and paid quarterly. Each Fund pays any net capital gains at least once a year. All dividends and capital gain distributions with respect to a particular Fund will be automatically reinvested in additional shares of that Fund at the NAV of such shares on the payment date.


TAXES

Each of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II qualified during its last taxable year, and intends to continue to qualify, as a "regulated investment company" for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains, provided that the Fund distributes them each year.

Each Fund also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that the owners of such contracts and policies should not be subject to federal income tax on sales of Fund shares or on dividends and distributions from the Fund to the participating insurance companies' separate accounts.


Owners of variable annuity contracts and variable life insurance policies should review the prospectus for their contract or policy for further tax information.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding the tax consequences of investments in the Funds.

FINANCIAL HIGHLIGHTS


The financial highlights tables shown below will help you understand the Funds' financial performance for the past five years (or the period since a particular Fund began operations). Certain information reflects the financial performance of a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young, LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and incorporated by reference into the SAI. The Annual Report and the SAI are available free of charge upon request. The information for the fiscal years or periods ended December 31, 1998 and 1997 was audited by Galaxy VIP's former auditors.


MONEY MARKET FUND
For a share outstanding throughout each period.


                                                                                      YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                          2001       2000      1999       1998        1997
=====================================================================  =========    =======   =======    =======     =======
Net Asset Value, Beginning of Period                                   $    1.00    $  1.00   $  1.00    $  1.00     $  1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                                 0.04       0.06      0.05       0.05        0.05
---------------------------------------------------------------------  ---------    -------   -------    -------     -------
Total from Investment Operations:                                           0.04       0.06      0.05       0.05        0.05

LESS DIVIDENDS:
   Dividends from net investment income                                    (0.04)     (0.06)    (0.05)     (0.05)      (0.05)
---------------------------------------------------------------------  ---------    -------   -------    -------     -------
Total Dividends:                                                           (0.04)     (0.06)    (0.05)     (0.05)      (0.05)

Net increase (decrease) in net asset value                                     -          -         -          -           -
Net Asset Value, End of Period                                         $    1.00    $  1.00   $  1.00    $  1.00     $  1.00
=====================================================================  =========    =======   =======    =======     =======
Total Return                                                                3.65%      6.13%     4.86%      5.16%       4.99%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000s)                                    $  19,795    $18,092   $21,817    $16,821     $15,330
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                                     3.54%      5.97%     4.78%      4.95%       4.88%
   Operating expenses including
   reimbursement/waiver                                                     0.62%      0.43%     0.41%      0.55%       0.67%
   Operating expenses excluding
   reimbursement/waiver                                                     0.83%      0.85%     0.82%      0.98%       1.12%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 was $0.04, $0.05, $0.04, $0.05 and $0.05,
     respectively.

EQUITY FUND
For a share outstanding throughout each period.


                                                                                    YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2001       2000        1999      1998     1997
=====================================================================  =========    =======    =======   =======  =======
Net Asset Value, Beginning of Period                                   $   19.81   $  22.21   $  19.20   $ 19.68  $ 15.58
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                                             -*     (0.02)     (0.02)     0.13     0.21
   Net realized and unrealized gain
   (loss) on investments                                                   (3.58)     (0.37)      5.05      4.25     4.10
---------------------------------------------------------------------  ---------   --------   --------   -------  -------
Total from Investment Operations:                                          (3.58)     (0.39)      5.03      4.38     4.31

LESS DIVIDENDS:
   Dividends from net investment income                                        -          -          -     (0.13)   (0.21)
   Dividends from net realized capital gains                               (0.21)     (2.01)     (2.02)    (4.73)       -
---------------------------------------------------------------------  ---------   --------   --------   -------  -------
Total Dividends:                                                           (0.21)     (2.01)     (2.02)    (4.86)   (0.21)

Net increase (decrease) in net asset value                                 (3.79)     (2.40)      3.01     (0.48)    4.10
Net Asset Value, End of Period                                         $   16.02   $  19.81   $  22.21   $ 19.20  $ 19.68
=====================================================================  =========   ========   ========   =======  =======
Total return                                                              (18.17)%    (1.82)%    27.18%    23.52%   27.74%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000s)                                    $  79,813   $120,712   $119,799   $92,620  $69,863
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                                     0.00%     (0.11)%    (0.11)%    0.61%    1.20%
   Operating expenses including
   reimbursement/waiver                                                     1.02%      0.98%      0.96%     1.05%    1.08%
   Operating expenses excluding
   reimbursement/waiver                                                     1.02%      0.98%      0.96%     1.05%    1.08%
Portfolio Turnover Rate                                                       51%        54%        60%       75%       1%



*    Amount is less than $0.005.
(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 was $0.00, $(0.02), $(0.02), $0.13 and
     $0.21, respectively.

GROWTH AND INCOME FUND
For a share outstanding throughout each period.


                                                                                                              PERIOD ENDED
                                                                                YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                                                           ---------------------------------  ------------
                                                                              2001         2000        1999        1998(1)
=====================================================================      ==========    ========    ========     ========
Net Asset Value, Beginning of Period                                       $    11.27    $  10.87    $  10.34     $  10.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                                      0.01        0.02        0.05         0.05
   Net realized and unrealized gain
   (loss) on investments                                                        (0.45)       0.58        0.68         0.34
---------------------------------------------------------------------      ----------    --------    --------     --------
   Total from Investment Operations                                             (0.44)       0.60        0.73         0.39

LESS DIVIDENDS:
   Dividends from net investment income                                         (0.02)      (0.02)      (0.05)       (0.05)
   Dividends in excess of net investment income                                     -           -           -(3)         -(3)
   Dividends from net realized capital gains                                        -       (0.18)      (0.07)           -
   Dividends in excess of net realized capital gains                                -           -       (0.08)           -
---------------------------------------------------------------------      ----------    --------    --------     --------
Total Dividends                                                                 (0.02)      (0.20)      (0.20)       (0.05)

Net increase (decrease) in net asset value                                      (0.46)       0.40        0.53         0.34
Net Asset Value, End of Period                                             $    10.81    $  11.27    $  10.87     $  10.34
=====================================================================      ==========    ========    ========     ========
Total return                                                                    (3.95)%      5.57%       7.10%        3.72%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000s)                                        $   10,504    $ 12,955    $ 12,424     $  7,637
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                          0.02%       0.23%       0.42%        0.69%(5)
   Operating expenses including reimbursement/waiver                             1.41%       1.38%       1.49%        1.50%(5)
   Operating expenses excluding reimbursement/waiver                             1.42%       1.38%       1.49%        2.58%(5)
Portfolio Turnover Rate                                                            12%         16%         17%          30%(4)


(1)  The Fund commenced operations on March 4, 1998.


(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment adviser and/or Administrator for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.01, $0.02, $0.05 and $(0.03), respectively.


(3)  Amount is less than $0.005 per share.
(4)  Not annualized.
(5)  Annualized.

SMALL COMPANY GROWTH FUND
For a share outstanding throughout each period.


                                                                                                              PERIOD ENDED
                                                                                YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                                                           ---------------------------------  ------------
                                                                              2001         2000        1999         1998(1)
=====================================================================      ==========    ========    ========     ========
Net Asset Value, Beginning of Period                                       $    11.68    $  14.29    $   8.92     $  10.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment (loss)(2)                                                     (0.12)      (0.10)      (0.11)       (0.02)
   Net realized and unrealized gain
   (loss) on investments                                                         0.10       (1.17)       6.07        (1.05)
---------------------------------------------------------------------      ----------    --------    --------     --------
   Total from Investment Operations                                             (0.02)      (1.27)       5.96        (1.07)

LESS DIVIDENDS:
   Dividends in excess of net investment income                                     -           -           -        (0.01)
   Dividends from net realized capital gains                                        -       (0.75)      (0.59)        -
   Dividends in excess of net realized capital gains                                -       (0.59)          -            -
---------------------------------------------------------------------      ----------    --------    --------     --------
Total Dividends                                                                     -       (1.34)      (0.59)       (0.01)

Net increase (decrease) in net asset value                                      (0.02)      (2.61)       5.37        (1.08)
Net Asset Value, End of Period                                             $    11.66    $  11.68    $  14.29     $   8.92
=====================================================================      ==========    ========    ========     ========
   Total return                                                                 (0.17)%     (9.09)%     67.49%      (10.68)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000s)                                        $    4,861    $  4,916    $  2,305     $  1,143
 RATIOS TO AVERAGE NET ASSETS:
   Net investment (loss) including reimbursement/waiver                         (1.10)%     (0.99)%     (1.14)%      (0.65)%(4)
   Operating expenses including reimbursement/waiver                             1.60%       1.60%       1.60%        1.60%(4)
   Operating expenses excluding reimbursement/waiver                             2.54%       3.14%       5.97%       12.86%(4)
Portfolio Turnover Rate                                                            70%         98%        134%          87%(3)


(1)  The Fund commenced operations on April 17, 1998.


(2) Net investment loss per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.23), $(0.26), $(0.54) and $(0.36), respectively.


(3)  Not annualized.
(4)  Annualized.

COLUMBIA REAL ESTATE EQUITY FUND II
For a share outstanding throughout each period.


                                                                                                               PERIOD ENDED
                                                                                YEARS ENDED DECEMBER 31,       DECEMBER 31,
                                                                           ----------------------------------  ------------
                                                                              2001        2000        1999        1998(1)
=====================================================================      ==========    ========    ========     ========
Net Asset Value, Beginning of Period                                       $     9.96    $   8.08    $   8.78     $  10.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                                      0.38        0.41        0.38         0.28
   Net realized and unrealized gain (loss) on investments                        0.07        1.86       (0.74)       (1.24)
---------------------------------------------------------------------      ----------    --------    --------     --------
Total from Investment Operations                                                 0.45        2.27       (0.36)       (0.96)

LESS DIVIDENDS:
   Dividends from net investment income                                         (0.30)      (0.38)      (0.34)       (0.26)
   Dividends in excess of net investment income                                     -       (0.01)          -            -
---------------------------------------------------------------------      ----------    --------    --------     --------
Total Dividends                                                                 (0.30)      (0.39)      (0.34)       (0.26)

Net increase (decrease) in net asset value                                       0.15        1.88       (0.70)       (1.22)
---------------------------------------------------------------------      ----------    --------    --------     --------
Net Asset Value, End of Period                                             $    10.11    $   9.96    $   8.08     $   8.78
=====================================================================      ==========    ========    ========     ========
Total return                                                                     4.68%      28.57%      (4.13)%      (9.57)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000s)                                        $    1,112    $  1,092    $    983     $    784
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                          3.81%       4.39%       4.84%        4.62%(4)
   Operating expenses including reimbursement/waiver                             1.70%       1.70%       1.70%        1.70%(4)
   Operating expenses excluding reimbursement/waiver                             5.99%       5.76%       5.91%       10.49%(4)
Portfolio Turnover Rate                                                            54%         41%         33%           3%(3)


(1)  The Fund commenced operations on March 3, 1998.


(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.05), $0.03, $0.05 and $(0.26), respectively.


(3)  Not annualized.
(4)  Annualized.

ASSET ALLOCATION FUND
For a share outstanding throughout each period.


                                                                                      YEARS ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                       2001         2000         1999         1998          1997
=============================================================      ==========   ==========   =========   ==========   ===========
Net Asset Value, Beginning of Period                               $    16.60   $    16.96   $   16.37   $    14.54   $     13.37
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1),(2)                                          0.33         0.41        0.40         0.33          0.40
   Net realized and unrealized gain
   (loss) on investments(2)                                             (1.57)       (0.04)       0.74         2.17          2.11
-------------------------------------------------------------      ----------   ----------   ---------   ----------   -----------
Total from Investment Operations:                                       (1.24)        0.37        1.14         2.50          2.51

LESS DIVIDENDS:
   Dividends from net investment income                                 (0.35)       (0.41)      (0.40)       (0.39)        (0.40)
   Dividends in excess of net investment income                             -            -(3)        -(3)         -(3)          -
   Dividends from net realized capital gains                            (0.13)       (0.32)      (0.14)       (0.22)        (0.94)
   Dividends in excess of net realized capital gains                        -            -       (0.01)       (0.06)            -
-------------------------------------------------------------      ----------   ----------   ---------   ----------   -----------
Total Dividends:                                                        (0.48)       (0.73)      (0.55)       (0.67)        (1.34)

Net increase (decrease) in net asset value                              (1.72)       (0.36)       0.59         1.83          1.17
Net Asset Value, End of Period                                     $    14.88   $    16.60   $   16.96   $    16.37   $     14.54
=============================================================      ==========   ==========   =========   ==========   ===========
Total return                                                            (7.47)%       2.17%       7.06%       17.51%        19.03%
 RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000s)                                $   77,782   $  101,679   $ 106,869   $   78,586   $    42,535
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver(2)                                               2.15%        2.33%       2.45%        2.69%         2.90%
   Operating expenses including
   reimbursement/waiver                                                  1.03%        1.01%       1.02%        1.07%         1.19%
   Operating expenses excluding
   reimbursement/waiver                                                  1.03%        1.01%       1.02%        1.07%         1.25%
Portfolio Turnover Rate                                                    57%          57%        111%          88%           74%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 was $0.35, $0.41, $0.40, $0.33 and $0.39,
     respectively.
(2) Galaxy VIP has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.02), $0.02, and (0.08)%, respectively.


(3)  Amount is less than $0.005 per share.

HIGH QUALITY BOND FUND
For a share outstanding throughout each period.


                                                                                     YEARS ENDED DECEMBER 31,
                                                                   ------------------------------------------------------------
                                                                      2001         2000         1999       1998         1997
======================================================             ==========   ==========   =========   ==========   =========
Net Asset Value, Beginning of Period                               $    10.33   $     9.71   $   10.70   $    10.31   $    9.99
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1),(2)                                          0.54         0.59        0.58         0.58        0.58
   Net realized and unrealized gain
   (loss) on investments(2)                                              0.22         0.62       (0.98)        0.39        0.32
------------------------------------------------------             ----------   ----------   ---------   ----------   ---------
Total from Investment Operations:                                        0.76         1.21       (0.40)        0.97        0.90

LESS DIVIDENDS:
   Dividends from net investment income                                 (0.57)       (0.59)      (0.58)       (0.58)      (0.58)
   Dividends from net realized capital gains                                -            -       (0.01)           -           -
------------------------------------------------------             ----------   ----------   ---------   ----------   ---------
Total Dividends:                                                        (0.57)       (0.59)      (0.59)       (0.58)      (0.58)

Net increase (decrease) in net asset value                               0.19         0.62       (0.99)        0.39        0.32
Net Asset Value, End of Period                                     $    10.52   $    10.33   $    9.71   $    10.70   $   10.31
======================================================             ==========   ==========   =========   ==========   =========
Total return                                                             7.47%       12.88%      (3.78)%       9.70%       9.36%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000s)                                $   19,824   $   23,108   $  22,753   $   23,289   $  14,457
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver(2)                                               5.20%        5.96%       5.69%        5.55%       5.82%
   Operating expenses including
   reimbursement/waiver                                                  0.86%        0.71%       0.64%        0.54%       0.77%
   Operating expenses excluding
   reimbursement/waiver                                                  1.07%        0.99%       1.03%        1.10%       1.44%
Portfolio Turnover Rate                                                   130%          83%        197%         194%        160%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 was $0.55, $0.55, $0.54, $0.52 and $0.51,
     respectively.
(2) Galaxy VIP has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.03), $0.03, and (0.18)%, respectively.

COLUMBIA HIGH YIELD FUND II
For a share outstanding throughout each period.


                                                                                                       PERIOD ENDED
                                                                          YEARS ENDED DECEMBER 31,     DECEMBER 31,
                                                                   ----------------------------------- ------------
                                                                      2001         2000        1999        1998(1)
======================================================             ==========   ==========   =========   ==========
Net Asset Value, Beginning of Period                               $     9.35   $     9.70   $   10.36   $    10.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2),(3)                                          0.64         0.69        0.70         0.49
   Net realized and unrealized gain
   (loss) on investments(3)                                             (0.07)       (0.35)      (0.65)        0.45
------------------------------------------------------             ----------   ----------   ---------   ----------
Total from Investment Operations                                         0.57         0.34        0.05         0.94
LESS DIVIDENDS:
   Dividends from net investment income                                 (0.63)       (0.69)      (0.70)       (0.49)
   Dividends from net realized capital gains                                -            -       (0.01)       (0.09)
------------------------------------------------------             ----------   ----------   ---------   ----------
Total Dividends                                                         (0.63)       (0.69)      (0.71)       (0.58)

Net increase (decrease) in net asset value                              (0.06)       (0.35)      (0.66)        0.36
Net Asset Value, End of Period                                     $     9.29   $     9.35   $    9.70   $    10.36
======================================================             ==========   ==========   =========   ==========
Total Return                                                             6.18%        3.66%       0.56%        9.61%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000s)                                $    2,421   $    2,188   $   2,403   $    2,454
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver(3)               6.89%        7.29%       7.00%        6.18%(5)
   Operating expenses including reimbursement/waiver                     1.60%        1.60%       1.60%        1.60%(5)
   Operating expenses excluding reimbursement/waiver                     3.23%        3.18%       2.89%        4.25%(5)
Portfolio Turnover Rate                                                    54%          46%         35%          89%(4)


(1)  The Fund commenced operations on March 3, 1998.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.47, $0.54, $0.57 and $0.28, respectively.
(3) Galaxy VIP has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.
(4)  Not annualized.
(5)  Annualized.

                       This page intentionally left blank

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy VIP's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.


You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy VIP toll-free at 1-877-289-4252 or by writing to:


The Galaxy VIP Fund
4400 Computer Drive
Westborough, MA 01581-9896

You may also contact your insurance company for more information.

You can write to the Securities and Exchange Commission's (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC's Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy VIP's Investment Company Act File No. is 811-6726.


[GVA PROVIP 5/1/02]

[GRAPHIC]

THE GALAXY VIP FUND

THE GALAXY FUNDS

PROSPECTUS
April 30, 2002

COLUMBIA REAL ESTATE EQUITY FUND II

HIGH QUALITY BOND FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[GALAXY FUNDS LOGO]

CONTENTS


1    RISK/RETURN SUMMARY

1    Introduction

2    Columbia Real Estate Equity Fund II

4    High Quality Bond Fund

7    Additional information about risk

8    FUND MANAGEMENT

9    HOW TO INVEST IN THE FUNDS

9    Buying and selling shares

11   DIVIDENDS, DISTRIBUTIONS AND TAXES

12   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes two investment portfolios (the "Funds") of The Galaxy VIP Fund ("Galaxy VIP"). Shares of the Funds may be offered only to various life insurance companies to fund benefits under their variable annuity contracts and variable life insurance policies.

Beginning on the next page, you'll find the following important information about each Fund:

- The Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-  The main risks associated with an investment in the Fund
- The Fund's past performance measured on both a year-by-year and long-term basis.

THE FUNDS' INVESTMENT ADVISERS
Fleet Investment Advisors Inc. ("Fleet") is the investment adviser for the High Quality Bond Fund. Fleet was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. Fleet also provides investment management and advisory services to individual and institutional clients and manages other investment portfolios of Galaxy VIP and the investment portfolios of The Galaxy Fund and Galaxy Fund II.

Columbia Management Co. ("Columbia") serves as investment adviser to the Columbia Real Estate Equity Fund II. Columbia was established in 1969 and has its main office at 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207. Columbia also manages another investment portfolio of Galaxy VIP and the investment portfolios of the Columbia Funds.

Fleet and Columbia are indirect wholly-owned subsidiaries of FleetBoston Financial Corporation, a registered bank holding company. As of December 31, 2001, Fleet managed over $97 billion in assets and Columbia managed over $19.6 billion in assets.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

COLUMBIA REAL ESTATE EQUITY FUND II

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts ("REITs"). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, Columbia focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, Columbia believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- REAL ESTATE SECURITIES GENERALLY - Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

- REITs - REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of high yielding securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital.

[SIDENOTE]

REITs
REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as either equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real estate and derive most of their income from rental and lease payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

[SIDENOTE]

TOTAL RETURN
Total return consists of net income (dividend and/or interest income from portfolio securities, after deducting Fund expenses) and capital gains and losses, both realized and unrealized, from portfolio securities.

- SELECTION OF INVESTMENTS - Columbia evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The returns set forth below include the effect of deducting the Fund's expenses, but do not include the charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. You should carefully review the prospectus for the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. If these charges and expenses were included, the Fund's returns would be lower.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1999         -4.13%
2000         28.57%
2001          4.68%

[SIDENOTE]

BEST QUARTER
10.64% for the quarter ending June 30, 2000

WORST QUARTER
-8.46% for the quarter ending September 30, 1999

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices.

                                                             SINCE
                                             1 YEAR      INCEPTION
-----------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II           4.68%          4.11%  (3/3/98)
-----------------------------------------------------------------------------------
NAREIT Index                                 13.93%          3.90%  (since 2/28/98)
-----------------------------------------------------------------------------------
S&P 500                                     -11.88%          3.72%  (since 2/28/98)
-----------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is David W. Jellison, CFA, a Senior Vice President of Columbia. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jellison has been the Fund's portfolio manager since it began operations in March 1998. Prior to joining Columbia in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.

[SIDENOTE]

The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely-held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

HIGH QUALITY BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks a high level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

In selecting portfolio securities for the Fund, Fleet monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or are unrated securities determined by Fleet to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality debt obligations that have one of the top two ratings assigned by S&P or Moody's, or unrated securities determined by Fleet to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless Fleet determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and Fleet's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, Fleet believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

[SIDENOTE]

AVERAGE WEIGHTED MATURITY

Average weighted maturity gives you the average time until all debt obligations in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt obligations held by a Fund with each maturity "weighted" according to the percentage of assets it represents.

[SIDENOTE]

DURATION

Duration is an approximate measure of the price sensitivity of a Fund to changes in interest rates. Unlike maturity, which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a Fund.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- DERIVATIVES - The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately larger impact on the Fund.

- SELECTION OF INVESTMENTS - Fleet evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of Fleet since February 1999. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with Fleet since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since March 1996.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The returns set forth below include the effect of deducting the Fund's expenses, but do not include the charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. You should carefully review the prospectus for the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. If these charges and expenses were included, the Fund's returns would be lower.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1994         -5.85%
1995         23.14%
1996          1.57%
1997          9.36%
1998          9.70%
1999         -3.78%
2000         12.88%
2001          7.47%

[SIDENOTE]

BEST QUARTER
8.19% for the quarter ending June 30, 1995

WORST QUARTER
-3.49% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index.

                                                                              SINCE
                                              1 YEAR         5 YEARS      INCEPTION
----------------------------------------------------------------------------------------------------
High Quality Bond Fund                         7.47%           6.97%          6.45%  (1/21/93)
----------------------------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Bond Index                              8.50%           7.37%          7.05%  (since 1/31/93)
----------------------------------------------------------------------------------------------------

[SIDENOTE]

The Lehman Brothers Government/Credit Bond Index is an unmanaged index which tracks the performance of U.S. Government and corporate bonds.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each Fund have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's principal investment strategies and the particular types of securities in which each Fund principally invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISERS
Fleet and Columbia, subject to the general supervision of Galaxy VIP's Board of Trustees, manage the Funds in accordance with their respective investment objectives and policies, make decisions with respect to and place orders for all purchases and sales of portfolio securities, and maintain related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
Fleet and Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Fleet or Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. Fleet and Columbia will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES
The management fees paid to Fleet or Columbia by the Funds during the last fiscal year are set forth below.

                                                                 MANAGEMENT FEE
                                                                      AS A % OF
FUND                                                         AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II                                        0.75%
--------------------------------------------------------------------------------
High Quality Bond Fund                                                     0.51%
--------------------------------------------------------------------------------

HOW TO INVEST IN THE FUNDS

PRICING OF SHARES
The net asset value per share ("NAV") of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, on each day the particular Fund is open for business. Each Fund's NAV is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund held by investors.

The investments of the Funds are valued according to market value. When a market quote is not readily available, the security's value is based on "fair value" as determined by Fleet or Columbia under the supervision of Galaxy VIP's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

BUYING AND SELLING SHARES
Investors may not purchase or redeem shares of the Funds directly, but only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. You should refer to your insurance company's prospectus for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds of Galaxy VIP as investment options for your contract or policy and how to redeem monies from Galaxy VIP.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by Galaxy VIP are effected on days on which the Funds are open for business. The Columbia Real Estate Equity Fund II is open for business each day that the NYSE is open for trading. The NYSE is generally open for trading every Monday through Friday, except for national holidays. The High Quality Bond Fund is open for business each day that the NYSE, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open. Orders for the purchase of shares of a Fund are effected at the NAV next calculated after an order is received in good order by the Fund. Redemptions are effected at the NAV next calculated after receipt of a redemption request in good order by a Fund. Payment for redemptions will be made by the Funds within seven days after the request is received. Galaxy VIP may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

The Funds do not assess any fees, either when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies' prospectuses.

Shares of the Funds may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated participating insurance companies. Galaxy VIP currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated participating insurance companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated participating insurance companies. Nevertheless, Galaxy VIP's Board of Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated participating insurance companies, the participating insurance companies may be required to withdraw the assets allocable to some or all of the separate accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. Galaxy VIP assumes no responsibility for such prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Each Fund expects to distribute substantially all of its net investment income and capital gains each year. Dividends for the High Quality Bond Fund are declared daily and paid monthly. Dividends for the Columbia Real Estate Equity Fund II are declared and paid quarterly. Each Fund pays any net capital gains at least once a year. All dividends and capital gain distributions with respect to a particular Fund will be automatically reinvested in additional shares of that Fund at the NAV of such shares on the payment date.

TAXES
Each Fund qualified during its last taxable year, and intends to continue to qualify as a "regulated investment company" for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains, provided that the Fund distributes them each year.


Each Fund also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that the owners of such contracts and policies should not be subject to federal income tax on sales of Fund shares or on dividends and distributions from the Fund to the participating insurance companies' separate accounts.


Owners of variable annuity contracts and variable life insurance policies should review the prospectus for their contract or policy for further tax information.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding the tax consequences of investments in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights tables shown below will help you understand the Funds' financial performance for the past five years (or the period since a particular Fund began operations). Certain information reflects the financial performance of a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young, LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and incorporated by reference into the SAI. The Annual Report and the SAI are available free of charge upon request. The information for the fiscal years or periods ended December 31, 1998 and 1997 was audited by Galaxy VIP's former auditors.

COLUMBIA REAL ESTATE EQUITY FUND II
For a share outstanding throughout each period.

                                                                                                 PERIOD ENDED
                                                                  YEARS ENDED DECEMBER 31,       DECEMBER 31,
                                                             ----------------------------------  ------------
                                                               2001         2000        1999         1998(1)
=========================================================   =========    ==========  ==========  ============
Net Asset Value, Beginning of Period                        $    9.96    $     8.08  $     8.78       $ 10.00
---------------------------------------------------------   ---------    ----------  ----------       -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                      0.38          0.41        0.38          0.28
---------------------------------------------------------   ---------    ----------  ----------       -------
   Net realized and unrealized gain (loss) on investments        0.07          1.86       (0.74)        (1.24)
---------------------------------------------------------   ---------    ----------  ----------       -------
Total from Investment Operations                                 0.45          2.27       (0.36)        (0.96)

LESS DIVIDENDS:
   Dividends from net investment income                         (0.30)        (0.38)      (0.34)        (0.26)
---------------------------------------------------------   ---------    ----------  ----------       -------
   Dividends in excess of net investment income                    --         (0.01)         --            --
---------------------------------------------------------   ---------    ----------  ----------       -------
Total Dividends                                                 (0.30)        (0.39)      (0.34)        (0.26)

Net increase (decrease) in net asset value                       0.15          1.88       (0.70)        (1.22)
---------------------------------------------------------   ---------    ----------  ----------       -------
Net Asset Value, End of Period                              $   10.11    $     9.96  $     8.08       $  8.78
=========================================================   =========    ==========  ==========       =======
Total Return                                                     4.68%        28.57%      (4.13)%       (9.57)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000s)                         $   1,112    $    1,092  $      983       $   784
---------------------------------------------------------   ---------    ----------  ----------       -------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver          3.81%         4.39%       4.84%         4.62%(4)
---------------------------------------------------------   ---------    ----------  ----------       -------
   Operating expenses including reimbursement/waiver             1.70%         1.70%       1.70%         1.70%(4)
---------------------------------------------------------   ---------    ----------  ----------       -------
   Operating expenses excluding reimbursement/waiver             5.99%         5.76%       5.91%        10.49%(4)
---------------------------------------------------------   ---------    ----------  ----------       -------
Portfolio Turnover Rate                                            54%           41%         33%            3%(3)

(1) The Fund commenced operations on March 3, 1998.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.05), $0.03, $0.05 and $(0.26), respectively.

(3) Not annualized.

(4) Annualized.

HIGH QUALITY BOND FUND
For a share outstanding throughout each period.

                                                                                    YEARS ENDED DECEMBER 31,
                                                                     -------------------------------------------------------
                                                                       2001        2000        1999        1998         1997
==============================================================       =======     ========    ========    =========   ==========
Net Asset Value, Beginning of Period                                 $ 10.33     $   9.71    $  10.70    $   10.31   $     9.99
--------------------------------------------------------------       -------     --------    --------    ---------   ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1),(2)                                         0.54         0.59        0.58         0.58         0.58
--------------------------------------------------------------       -------     --------    --------    ---------   ----------
   Net realized and unrealized gain (loss) on investments(2)            0.22         0.62       (0.98)        0.39         0.32
--------------------------------------------------------------       -------     --------    --------    ---------   ----------
Total from Investment Operations:                                       0.76         1.21       (0.40)        0.97         0.90

LESS DIVIDENDS:
   Dividends from net investment income                                (0.57)       (0.59)      (0.58)       (0.58)       (0.58)
--------------------------------------------------------------       -------     --------    --------    ---------   ----------
   Dividends from net realized capital gains                               -            -       (0.01)           -            -
--------------------------------------------------------------       -------     --------    --------    ---------   ----------
Total Dividends:                                                       (0.57)       (0.59)      (0.59)       (0.58)       (0.58)

Net increase (decrease) in net asset value                              0.19         0.62       (0.99)        0.39         0.32
--------------------------------------------------------------       -------     --------    --------    ---------   ----------
Net Asset Value, End of Period                                       $ 10.52     $  10.33    $   9.71    $   10.70   $    10.31
==============================================================       =======     ========    ========    =========   ==========
Total Return                                                            7.47%       12.88%      (3.78)%       9.70%        9.36%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000s)                                  $19,824     $ 23,108    $ 22,753    $  23,289   $   14,457
--------------------------------------------------------------       -------     --------    --------    ---------   ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver(2)              5.20%        5.96%       5.69%        5.55%        5.82%
--------------------------------------------------------------       -------     --------    --------    ---------   ----------
   Operating expenses including reimbursement/waiver                    0.86%        0.71%       0.64%        0.54%        0.77%
--------------------------------------------------------------       -------     --------    --------    ---------   ----------
   Operating expenses excluding reimbursement/waiver                    1.07%        0.99%       1.03%        1.10%        1.44%
--------------------------------------------------------------       -------     --------    --------    ---------   ----------
Portfolio Turnover Rate                                                  130%          83%        197%         194%         160%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 was $0.55, $0.55, $0.54, $0.52 and $0.51,
    respectively.

(2) Galaxy VIP has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.03), $0.03, and (0.18)%, respectively.

                       This page intentionally left blank

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy VIP's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy VIP toll-free at 1-877-289-4252 or by writing to:

The Galaxy VIP Fund
4400 Computer Drive
Westborough, MA 01581-9896

You may also contact your insurance company for more information.

You can write to the Securities and Exchange Commission's (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC's Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy VIP's Investment Company Act File No. is 811-6726.

[GVA PROVIP-2 5/1/02]

THE GALAXY VIP FUND
STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2002


MONEY MARKET FUND
EQUITY FUND
GROWTH AND INCOME FUND
SMALL COMPANY GROWTH FUND




COLUMBIA REAL ESTATE EQUITY FUND II
ASSET ALLOCATION FUND
HIGH QUALITY BOND FUND
COLUMBIA HIGH YIELD FUND II


        This Statement of Additional Information is not a prospectus. It relates to the prospectus for the Funds listed above dated April 30, 2002 (the "Prospectus"). The Prospectus, as it may be supplemented or revised from time to time, as well as the Funds' Annual Report to Shareholders dated December 31, 2001 (the "Annual Report"), may be obtained, without charge, by writing:


The Galaxy VIP Fund
4400 Computer Drive
Westborough, MA 01581-5108


or by calling toll-free 1-877-289-4252

        The audited financial statements included in the Annual Report and the related report of Ernst & Young, LLP, The Galaxy VIP Fund's independent auditors, contained in the Annual Report are incorporated herein by reference. See "Financial Statements" below. No other portions of the Annual Report are incorporated herein by reference.

                                TABLE OF CONTENTS


                                                                                                  PAGE
GENERAL INFORMATION                                                                                  1
DESCRIPTION OF THE GALAXY VIP FUND AND ITS SHARES                                                    1
INVESTMENT STRATEGIES, POLICIES AND RISKS                                                            3
     In General                                                                                      3
     Money Market Fund                                                                               3
     Equity Fund                                                                                     4
     Growth and Income Fund                                                                          5
     Small Company Growth Fund                                                                       6
     Columbia Real Estate Equity Fund II                                                             6
     Asset Allocation Fund                                                                           7
     High Quality Bond Fund                                                                          8
     Columbia High Yield Fund II                                                                     8
     Special Risk Considerations                                                                     9
     Market Risk                                                                                     9
     Interest Rate Risk                                                                              9
     Credit Risk                                                                                    10
     Foreign Securities                                                                             10
     Real Estate Securities                                                                         10
     Lower-Rated Securities                                                                         11
     Other Investment Policies and Risk Considerations                                              11
     U.S. Government Obligations and Money Market Instruments                                       11
     Types of Municipal Securities                                                                  13
     Variable and Floating Rate Obligations                                                         14
     Repurchase and Reverse Repurchase Agreements                                                   14
     Securities Lending                                                                             15
     Investment Company Securities                                                                  15
     REITs                                                                                          16
     Guaranteed Investment Contracts                                                                17
     Bank Investment Contracts                                                                      17
     Asset-Backed and Mortgage-Backed Securities                                                    17
     Mortgage Dollar Rolls                                                                          19
     U.S. Treasury Rolls                                                                            20
     Stripped Obligations                                                                           20
     Derivative Securities                                                                          21
     American, European, Continental and Global Depositary Receipts                                 27
     Convertible Securities                                                                         28
     When-Issued, Forward Commitment and Delayed Settlement Transactions                            29
     Stand-By Commitments                                                                           30
     Portfolio Securities Generally - Money Market Fund                                             30
     Portfolio Turnover                                                                             30
INVESTMENT LIMITATIONS                                                                              31
VALUATION OF PORTFOLIO SECURITIES                                                                   35
     Valuation of the Money Market Fund                                                             35

                                        i

                                                                                                  PAGE
     Valuation of the Equity Fund, Growth and Income Fund, Small Company
            Growth Fund, Columbia Real Estate Equity Fund II, Asset
            Allocation Fund and Columbia High Yield Fund II                                         36
     Valuation of the High Quality Bond Fund                                                        36
DIVIDENDS - MONEY MARKET FUND                                                                       36
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                      37
ADDITIONAL INFORMATION ON TAXES                                                                     37
TRUSTEES AND OFFICERS                                                                               39
     Standing Board Committees                                                                      41
     Trustee Ownership of Fund Shares                                                               42
     Board Compensation                                                                             42
     Shareholder and Trustee Liability                                                              44
INVESTMENT ADVISERS                                                                                 45
     Annual Board Approval of Investment Advisory Agreements                                        47
DISTRIBUTOR                                                                                         48
ADMINISTRATOR                                                                                       49
CUSTODIAN AND TRANSFER AGENT                                                                        50
EXPENSES                                                                                            51
PORTFOLIO TRANSACTIONS                                                                              51
AUDITORS                                                                                            54
COUNSEL                                                                                             54
CODES OF ETHICS                                                                                     55
PERFORMANCE AND YIELD INFORMATION                                                                   55
     Yield Quotations - Money Market Fund                                                           56
     Yield and Total Returns Quotations - Non-Money Market Funds                                    57
MISCELLANEOUS                                                                                       60
FINANCIAL STATEMENTS                                                                                61
APPENDIX A                                                                                         A-1
APPENDIX B                                                                                         B-1

                               GENERAL INFORMATION


        This Statement of Additional Information relates to the Prospectus for shares of the nine Funds listed on the cover page and should be read in conjunction with that Prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. No investment in shares of the Funds should be made without reading the Prospectus.


        SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                DESCRIPTION OF THE GALAXY VIP FUND AND ITS SHARES


        The Galaxy VIP Fund ("Galaxy VIP") is an open-end, diversified series investment company established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies ("Participating Insurance Companies"). Shares of Galaxy VIP are not offered to the general public but solely to such separate accounts ("Separate Accounts"). Shares of Galaxy VIP may be sold to and held by Separate Accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated and unaffiliated life insurance companies. Galaxy VIP is currently offering shares of beneficial interest in nine investment portfolios: Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II.

        Galaxy VIP was organized as a Massachusetts business trust on May 27, 1992. Galaxy VIP's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Galaxy VIP is a series fund authorized to issue the following nine classes of units of beneficial interest: Class A shares, representing interests in the Money Market Fund; Class B shares, representing interests in the Equity Fund; Class C shares, representing interests in the Asset Allocation Fund; Class D shares, representing interests in the High Quality Bond Fund; Class E shares, representing interests in the Small Company Growth Fund; Class F shares, representing interests in the Growth and Income Fund; Class G shares, representing interests in the Columbia Real Estate Equity Fund II; and Class H shares, representing interests in the Columbia High Yield Fund II. Each share of Galaxy VIP has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees.


        Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of Galaxy VIP or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of Galaxy VIP not belonging to any particular Fund which are available for distribution.

        Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of Galaxy VIP's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders. The rights accompanying Fund shares are legally vested in the Separate Accounts. However, Participating Insurance Companies will vote Fund shares held in their Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in its Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights of the participants in the Separate Accounts are more fully set forth in the prospectuses relating to those Accounts issued by the Participating Insurance Companies.

        Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy VIP shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of Galaxy VIP voting without regard to class.

        Galaxy VIP is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more Trustees and such meeting will be called when requested by the holders of record of 10% or more of Galaxy VIP's outstanding shares. To the extent required by law, Galaxy VIP will assist in shareholder communications in such matters.

        Galaxy VIP's Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by the 1940 Act, the Securities Act of 1933, as amended (the "1933 Act") or other applicable law), to (a) sell and convey the assets of a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares of Galaxy VIP if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed at their net asset value or converted into shares of another class of Galaxy VIP's shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

IN GENERAL


        Fleet Investment Advisors Inc. ("Fleet"), the investment adviser for the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund, and Columbia Management Co. ("Columbia"), the investment adviser for the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II, will use their best efforts to achieve the investment objectives of the respective Funds, although such achievement cannot be assured. The investment objective of each Fund as described in the Prospectus is fundamental and may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. The following description of the Funds' investment strategies, policies and risks supplements the description set forth in the Prospectus.


MONEY MARKET FUND


        Money market instruments that may be purchased by the Money Market Fund include, but are not limited to, obligations of domestic and foreign banks (including negotiable certificates of deposit, non-negotiable time deposits, savings deposits and bankers' acceptances); commercial paper (including asset-backed commercial paper); corporate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and repurchase agreements issued by financial institutions such as banks and broker/dealers. These instruments have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements) and the average maturity of all securities held by the Fund will be 90 days or less. For more information, see "Other Investment Policies and Risk Considerations" below.

        Money market instruments in which the Money Market Fund may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax. These debt obligations are commonly referred to as municipal securities. Municipal securities may be advantageous for a taxable portfolio such as the Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable portfolio such as the Fund that come from interest on municipal securities will be taxable to shareholders. The Fund may also invest in municipal securities the interest on which is subject to federal income tax.

        In accordance with a rule promulgated by the Securities and Exchange Commission ("SEC"), the Fund will purchase only those instruments which meet the applicable quality requirements described below. In general, the Fund will not purchase a security (other than a U.S. Government security) unless the security (or, in certain cases, the guarantee) or the issuer (or guarantee provider) with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") in the highest category for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. Fleet will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest short-term rating category. See "Investment Limitations" below.

        Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, the Fund may acquire the security if Fleet determines that the security is of comparable quality to securities that have received the requisite ratings. Fleet also considers other relevant information in its evaluation of unrated short-term securities. See Appendix A to this Statement of Additional Information for a description of the rating categories of S&P, Moody's, and Fitch.

        The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

        See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Money Market Fund.

EQUITY FUND

        Under normal market and economic conditions, the Equity Fund will invest at least 75% of its total assets in a broadly diversified portfolio of equity securities such as common stock, preferred stock, common stock warrants and securities convertible into common stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible.

        All debt obligations, including convertible bonds, purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") or, if not rated, will be determined to be of an equivalent quality by Fleet. Debt securities rated BBB by S&P or Baa by Moody's are considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade debt obligations. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

        The Fund may invest up to 20% of its total assets indirectly in foreign securities through the purchase of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") (EDRs are also known as Continental Depositary Receipts ("CDRs")). See "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Canadian securities listed on a national securities exchange, and Europaper (U.S. dollar-denominated commercial paper of foreign issuers). The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations -- Options and Futures Contracts" below.

        See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Fund.

GROWTH AND INCOME FUND

        Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants or a combination of the features of several of these securities. Convertible bonds purchased by the Fund will be rated BB or higher by S&P or Fitch or Ba or higher by Moody's at the time of investment. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated "BB" by S&P or Fitch or "Ba" by Moody's. See Appendix A to this Statement of Additional Information for a description of S&P's, Fitch's and Moody's rating categories. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

        The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs, CDRs and Global Depositary Receipts ("GDRs"). Securities of foreign issuers may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below.

        See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

SMALL COMPANY GROWTH FUND

        Under normal market conditions, at least 65% of the Small Company Growth Fund's total assets will be invested in the equity securities of companies with market capitalizations of $1.5 billion or less ("small-cap securities"). Small-cap securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants. For temporary defensive purposes, the Fund may also invest in corporate debt obligations. All debt obligations purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") or, if not rated, will be determined to be of an equivalent quality by Fleet. See "Equity Fund" above for a description of the risks associated with investments in securities rated BBB by S&P or Baa by Moody's. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

        The issuers of small-cap securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges. As a result, small-cap securities are primarily traded on the over-the-counter market, although they may also be listed for trading on the New York or American Stock Exchanges. Because the issuers of small-cap securities tend to be smaller or less well-established companies, they may have limited product lines, markets or financial resources. As a result, small-cap securities are often less marketable and may experience a higher level of price volatility than the securities of larger or more well-established companies.

        The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs, CDRs and GDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below.

        The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

        See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Growth Fund.




COLUMBIA REAL ESTATE EQUITY FUND II

        Under normal market and economic conditions, the Columbia Real Estate Equity Fund II will invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management, or sale of residential, commercial, or industrial real estate. Equity securities include common stock, preferred stock and debt or equity securities that are convertible into common stock. The Fund may invest without limit in real estate investment trusts ("REITs") and may invest up to 20% of its total assets in foreign companies that are principally engaged in the real estate industry. The Fund will not invest directly in real estate but may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. See "Special Risk Considerations -- Real Estate Securities," "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- REITs" below.

        The Fund may also invest up to 35% of its total assets in the equity securities of companies that are not principally engaged in the real estate industry and in non-convertible debt securities. Columbia anticipates that investments in companies not principally engaged in the real estate industry will be primarily in securities of companies some of whose products and services are related to the real estate industry.

        The types of non-convertible debt securities in which the Fund may invest include corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, repurchase agreements, savings and loan obligations and U.S. Government and agency obligations. The Fund will only invest in debt securities which are rated at the time of purchase in one of the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") or, if not rated, are determined to be of an equivalent quality by Columbia. See "Equity Fund" above for a description of the risks associated with investments in debt securities rated BBB by S&P or Baa by Moody's. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

        See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Columbia Real Estate Equity Fund II.

ASSET ALLOCATION FUND

        The Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks, or governments (or their political subdivisions or instrumentalities), or by supranational banks or other organizations, or indirectly by purchasing ADRs, EDRs and CDRs. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction and development and international banking institutions and related governmental agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asia Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. See "Other Investment Policies and Risk Considerations -- Derivative Securities" and "Other Investment Policies and Risk Considerations -- Asset-Backed and Mortgage-Backed Securities" below.

        See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

HIGH QUALITY BOND FUND


        The High Quality Bond Fund may invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. debt obligations. See "Other Investment Policies and Risk Considerations - Types of Municipal Securities" below. In addition, the Fund may acquire high quality obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in U.S. dollars and have an established over-the-counter market in the United States. The Fund may also invest in debt obligations of supranational entities. See "Asset Allocation Fund" above. The Fund may also invest in U.S. dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

        The Fund may enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below. At least 65% of the Fund's total assets will be invested in non-convertible bonds. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.


        Debt securities purchased by the Fund will be rated in one of the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") or will be unrated securities determined by Fleet to be of comparable quality, provided, however, that under normal market and economic conditions at least 65% of the Fund's total assets will be invested in debt securities rated in one of the two highest rating categories assigned by S&P or Moody's or unrated debt securities determined by Fleet to be of comparable quality. See "Equity Fund" above for a description of the risks associated with investments in debt securities rated BBB by S&P or Baa by Moody's. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

        See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund.

COLUMBIA HIGH YIELD FUND II

        The Columbia High Yield Fund II may invest in a broad range of fixed income securities, consisting of corporate debt securities, asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stock, repurchase agreements, savings and loan obligations and U.S. Government and agency obligations. The Fund generally will invest at least 65% of its total assets in high yielding fixed income securities rated BB or lower by S&P or Ba or lower by Moody's. The Fund intends to invest primarily in "upper tier" non-investment grade securities (that is, securities rated BB/Ba or B) and no more than 10% of the Fund's total assets will be invested in fixed income securities rated CCC or lower by S&P or Caa or lower by Moody's. The Fund may also invest in unrated fixed income securities when Columbia believes the security is of comparable quality to that of securities eligible for purchase by the Fund. See "Special Risk Considerations -- Lower-Rated Securities" below. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

        The Fund may invest in corporate debt securities or preferred stocks that are convertible into or exchangeable for common stock. The Fund may acquire common stock in the following circumstances: (i) in connection with the purchase of a unit of securities that includes both fixed income securities and common stock; (ii) when fixed income securities held by the Fund are converted by the issuer into common stock; (iii) upon the exercise of warrants attached to fixed income securities held by the Fund; and (iv) when purchased as a part of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the Fund in these circumstances may be held to permit orderly disposition or to establish long-term holding periods for federal income tax purposes.

        The Fund may invest up to 20% of its total assets in fixed income securities of foreign issuers, including foreign governments, denominated in U.S. dollars.

        Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Zero coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

        See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Columbia High Yield Fund II.

SPECIAL RISK CONSIDERATIONS

        MARKET RISK

        The Equity Fund, Growth and Income Fund, Small Company Growth Fund and Columbia Real Estate Equity Fund II invest primarily, and the Asset Allocation Fund invests to a significant degree, in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, the Funds are subject to market risk. That is, the possibility exists that common stocks will decline in value over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

        INTEREST RATE RISK

        To the extent that the Funds invest in fixed income securities, including municipal securities, their holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

        CREDIT RISK

        Credit risk refers to the ability of a bond issuer to meet interest and principal payments when due. Generally, lower-rated (but higher yielding) bonds, such as those acquired by the Columbia High Yield Fund II, are subject to a greater credit risk than higher quality (but lower yielding) bonds, such as those acquired by the High Quality Bond Fund. See "Lower-Rated Securities" below. The ratings of fixed income securities by S&P, Moody's and other Rating Agencies are a generally accepted barometer of credit risk. See Appendix A to this Statement of Additional Information for a description of the rating categories of S&P, Moody's and certain other Rating Agencies.

        FOREIGN SECURITIES

        Investments in foreign securities involve higher costs for the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II than investments in U.S. securities, including higher transaction costs as well as the imposition in some cases of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of dividends or principal and interest on foreign obligations.

        Although the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of the Funds' shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Funds' securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Funds make their investments could reduce the effect of increases and magnify the effect of decreases in the price of the Funds' securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

        Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.




        REAL ESTATE SECURITIES

        As stated in the Prospectus, the Columbia Real Estate Equity Fund II will not invest in real estate directly. However, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, in addition to those described in the Prospectus, risks related to general, local, and regional economic conditions, dependence on management skills and heavy cash flow, increased competition, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, natural disasters, limitations on rents and changes in the appeal of properties to tenants.


        In addition to the risks described above and in the Prospectus, a REIT could fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or fail to maintain its exemption from registration under the 1940 Act. The risk factors affecting REITs may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. If a borrower or lessee defaults, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


        LOWER-RATED SECURITIES

        The recent growth in the market for lower-rated debt securities has paralleled a long economic expansion. Past experience, therefore, may not provide an accurate indication of future performance of this market, particularly during a significant economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on the ability of the issuers of the Columbia High Yield Fund II's securities to pay principal and interest, meet projected business goals, and obtain additional financing. These circumstances also may result in a higher incidence of defaults compared to higher-rated securities. As a result, adverse changes in economic conditions and increases in interest rates may adversely affect the market for lower-rated debt securities, the value of such securities in the Fund's portfolio, and, therefore, the Fund's net asset value. As a result, investment in the Fund is more speculative than investment in a fund that invests primarily in higher-rated debt securities.

        Although the Columbia High Yield Fund II intends generally to purchase lower-rated securities that have secondary markets, these markets may be less liquid and less active than markets for higher-rated securities. These factors may limit the ability of the Fund to sell lower-rated securities at their expected value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

        Investment methods described in the Prospectus and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

        U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

        Each Fund may, in accordance with its investment policies, invest from time to time in U.S. Government obligations and in money market instruments, which include but are not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

        Examples of the types of U.S. Government obligations that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

        U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations" below.

        Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities historically have involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

        Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. For purposes of the Money Market Fund's investment policy with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.


        Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on purchases of illiquid securities described under "Investment Limitations" below. Investments by the Money Market Fund, Equity Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.


        Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

        Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet or Columbia, as the case may be, believes that the credit risk with respect to the instrument is minimal.


        Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described under "Investment Limitations" below, Section 4(2) Paper will not be considered illiquid if Fleet or Columbia, as the case may be, has determined, in accordance with the guidelines approved by Galaxy VIP's Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities.


        TYPES OF MUNICIPAL SECURITIES

        The two principal classifications of municipal securities which may be held by the Money Market Fund and High Quality Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

        The Money Market Fund's and High Quality Bond Fund's portfolios may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. The failure by a state or municipality to restore such a reserve fund could adversely affect the ability of an issuer of moral obligation securities to meet its payment obligations.

        VARIABLE AND FLOATING RATE OBLIGATIONS

        The Funds may purchase variable and floating rate instruments as described in the Prospectus and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

        If a variable or floating rate instrument is not rated, Fleet or Columbia, as the case may be, must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of a Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.

        Variable and floating rate obligations held by the Money Market Fund may have maturities of more than 397 days, provided the Fund is entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice). Long-term variable and floating rate obligations with a demand feature held by the Money Market Fund will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

        REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

        Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet or Columbia, as the case may be. No Fund will enter into repurchase agreements with Fleet or Columbia or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's limitation on such investments described under "Investment Limitations" below. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

        The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate

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on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system.

        The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

        Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

        Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

        SECURITIES LENDING

        Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term money market instruments. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet or Columbia to be of good standing and only when, in Fleet's or Columbia's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

        INVESTMENT COMPANY SECURITIES

        Each Fund, except the Money Market Fund, may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act.

Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy VIP, or any other investment companies advised by Fleet or Columbia.




        REITs

        The Columbia Real Estate Equity Fund II may invest without limit in real estate investment trusts ("REITs"). The Equity Fund, Growth and Income Fund, Small Company Growth Fund and Asset Allocation Fund may invest up to 10% of their respective net assets in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

        As described in the Prospectus under "Columbia Real Estate Equity Fund II," REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act.

        REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

        GUARANTEED INVESTMENT CONTRACTS

        The Money Market Fund and High Quality Bond Fund may invest in guaranteed investment contracts ("GICs") issued or guaranteed by U. S. insurance companies. The High Quality Bond Fund may also enter into GICs issued or guaranteed by Canadian insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Money Market Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the Fund's quality requirements as described in the Prospectus and this Statement of Additional Information. The High Quality Bond Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high rating from a nationally recognized service which provides ratings of insurance companies. The Funds will not purchase GICs from Participating Insurance Companies or their affiliated life insurance companies. GICs are considered illiquid securities and will be subject to the Funds' limitation on illiquid investments described under "Investment Limitations" below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

        BANK INVESTMENT CONTRACTS

        The High Quality Bond Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's limitation on such investments described under "Investment Limitations" below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

        ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

        The Money Market Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables, home equity loans, manufactured housing loans, and other securitized assets. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Money Market Fund will invest not more than 10% of its total assets in asset-backed securities and will only purchase asset-backed securities that meet the Fund's applicable quality requirements as described in the Prospectus and this Statement of Additional Information.

        Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

        The Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may invest in mortgage-backed securities that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

        Mortgage-backed securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-backed securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the Treasury. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

        Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

        Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in order of respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of mortgage-backed securities.

        The yield characteristics of asset-backed and mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate will have the effect of shortening the maturity of the security. If a Fund has purchased an asset-backed or mortgage-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

        In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-backed securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

        These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

        MORTGAGE DOLLAR ROLLS

        The Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Fund. The Funds will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

        For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

        Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's or Columbia's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

        U.S. TREASURY ROLLS


        The Asset Allocation Fund and High Quality Bond Fund may hold certain investments in connection with U.S. Treasury rolls. In U.S. Treasury rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that a Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Each Fund intends, however, to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. Each Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into U.S. Treasury rolls that are accounted for as a financing.


        STRIPPED OBLIGATIONS

        To the extent consistent with their investment objectives, the Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

        SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investments in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy VIP's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Fleet or Columbia, as the case may be, may determine that SMBS acquired by a Fund are liquid under guidelines established by the Board of Trustees.

        DERIVATIVE SECURITIES

        The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, futures, indexed securities, swap agreements and foreign currency exchange contracts.

        Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

        Fleet or Columbia, as the case may be, will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's or Columbia's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.


        OPTIONS. Each Fund, other than the Money Market Fund and High Quality Bond Fund, may write covered call options on securities. The Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II may also buy put options, buy call options and, with respect to each such Fund other than the Equity Fund and Asset Allocation Fund, sell, or "write," secured put options on particular securities or various securities indices or foreign currencies. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security, index or currency increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Put and call options purchased by a Fund will be valued at the last sale price each day or, in the absence of such a price, at the mean between bid and asked prices.


        Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options must be listed on a national securities exchange and issued by the Options Clearing Corporation.

        A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

        The call options written by a Fund will be "covered," which means that the Fund writing the option owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved owns securities whose price changes, in the opinion of Fleet or Columbia, as the case may be, are expected to be substantially similar to those of the index or it maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the custodian cash or liquid portfolio securities in an amount not less than the exercise price of the option at all times during the option period.

        The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

        A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to prevent the underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on the underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. As a result, the writer in such circumstances would be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if Fleet or Columbia believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

        When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

        As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between these securities and options markets which could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


        FUTURES AND RELATED OPTIONS. The Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, High Quality Bond Fund and Columbia High Yield Fund II may invest to a limited extent in futures contracts, and the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II may invest in options on futures contracts, in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. The High Quality Bond Fund also may enter into futures contracts in an effort to manage the impact to the Fund of changes in interest rates. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. The High Quality Bond Fund will only write contracts (both purchases and sales) for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Asset Allocation Fund will only write contracts (both purchases and sales) for the future delivery of foreign currency. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).


        The Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

        Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by a Fund are subject to Fleet's or Columbia's ability to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contracts at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements.

        More information regarding futures contracts and related options can be found in Appendix B to this Statement of Additional Information.




        SWAP AGREEMENTS AND INDEXED SECURITIES - GROWTH AND INCOME FUND AND SMALL COMPANY GROWTH FUND. The Growth and Income Fund and Small Company Growth Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors, as a way to manage their exposure to different types of investments. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

        In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds a designated level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

        Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

        Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

        These Funds may also invest in indexed securities. The value of these securities is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself. Neither Fund intends to invest more than 5% of its total assets in swap agreements or indexed securities.

        FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

        Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy VIP's Board of Trustees.

        A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

        Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

        The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

        AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

        The Equity Fund, Growth and Income Fund, Small Company Growth Fund and Asset Allocation Fund may invest in ADRs, EDRs and CDRs. The Growth and Income Fund and Small Company Growth Fund may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs (which are sometimes referred to as CDRs) are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."

        CONVERTIBLE SECURITIES


        Each Fund, except the Money Market Fund, may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.


        Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's or Columbia's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet and Columbia evaluate the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet and Columbia consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

        The Growth and Income Fund may invest in convertible bonds rated "BB" or higher by S&P or Fitch or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or not determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of the Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch is contained in Appendix A to this Statement of Additional Information.

        Convertible bonds acquired by the Columbia High Yield Fund II will generally be rated BB or lower by S&P or Ba or lower by Moody's. See "Special Risk Considerations - Lower Rated Securities" above for a description of the risks associated with investments in such lower-rated securities.

        WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS


        Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell eligible securities on a "forward commitment" basis. Each Fund may also purchase and sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.


        When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments, when-issued purchases or delayed settlements exceeds 25% of the value of its total assets.

        When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

        When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet or Columbia, as the case may be, to manage the Fund might be adversely affected. The Funds will not engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment objectives.

        STAND-BY COMMITMENTS

        The Money Market Fund and High Quality Bond Fund may acquire "stand-by commitments" with respect to municipal securities held by them. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

        Each Fund will enter into stand-by commitments only with banks and brokers/dealers which present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet, as the Funds' investment adviser, will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

        The Funds will acquire stand-by commitments solely to facilitate liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining a Fund's net asset value.

        PORTFOLIO SECURITIES GENERALLY - MONEY MARKET FUND

        Subsequent to its purchase by the Money Market Fund, the rating for an issue of securities may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund should continue to hold the obligation. The Fund may continue to hold the obligation if the Board of Trustees or Fleet determines that retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

        PORTFOLIO TURNOVER

        Each Fund may sell a portfolio investment soon after its acquisition if Fleet or Columbia, as the case may be, believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             INVESTMENT LIMITATIONS


        In addition to each Fund's investment objective as stated in the Prospectus, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.


        No Fund may:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.


        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by Fleet or Columbia) and then in amounts not in excess of 10% with respect to the Money Market Fund and High Quality Bond Fund, or 33% with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II, of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% with respect to the Money Market Fund and High Quality Bond Fund, or 33% with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II, of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% with respect to the Money Market Fund and High Quality Bond Fund, or 33% with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II, of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. With respect to each Fund other than the Money Market Fund, if the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

        3. Invest more than 10% (15% with respect to the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may be invested without regard to such 5% Limitation, provided that the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, but the Fund may not hold more than one such investment at any one time.


        5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that
              (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); and further provided that the Columbia Real Estate Equity Fund II will invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry.

        6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

        7. Act as an underwriter within the meaning of the 1933 Act, except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

        8. Purchase or sell real estate, except that each Fund may purchase securities which are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds other than the Columbia Real Estate Equity Fund

              II and the Columbia High Yield Fund II will not purchase or sell interests in real estate limited partnerships.


        9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that (i) the High Quality Bond Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; (ii) the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II may enter into futures contracts and options on futures contracts; and
              (iii) the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.


        10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Funds does not exceed 25% of the value of their respective total assets; (ii) the Equity Fund and Asset Allocation Fund may purchase put and call options to the extent permitted by their respective investment objectives and policies; and (iii) the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II may purchase put and call options and sell or write secured put options to the extent permitted by their respective investment objectives and policies.

        11. Invest in companies for the purpose of exercising management or control.

        12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund other than the Money Market Fund may acquire such securities in accordance with the 1940 Act.

        In addition to the above limitations:

        13. The Money Market Fund may not purchase any securities other than money-market instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits not in excess of 5% of the value of its total assets at the time of deposit and may make time deposits.

        14. The Money Market, Equity and High Quality Bond Funds may not purchase foreign securities, except certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; provided, however, that (i) the High Quality Bond Fund may also purchase obligations of Canadian Provincial Governments in accordance with the Fund's investment objective and policies; (ii) the Equity Fund may purchase securities issued by foreign banks, commercial paper issued by Canadian issuers and other securities of Canadian companies in accordance with its investment objective and policies; and (iii) the Equity Fund may invest up to 20% of its total assets in American Depositary Receipts, European Depositary Receipts and Continental Depositary Receipts.


        With respect to Investment Limitation No. 2 above, mortgage dollar rolls entered into by the Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II and U.S. Treasury rolls entered into by the Asset Allocation Fund and the High Quality Bond Fund that are not accounted for as financings shall not constitute borrowings.


        With respect to Investment Limitation No. 4 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

        With respect to Investment Limitation No. 4 above, adherence by the Money Market Fund to the diversification requirements of Rule 2a-7 under the 1940 Act is deemed to constitute adherence to the diversification requirements of Section 5(b)(i) of the 1940 Act.




        Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described in Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet or Columbia, as the case may be, has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

        In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

        If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

                        VALUATION OF PORTFOLIO SECURITIES

VALUATION OF THE MONEY MARKET FUND

        As stated in the Prospectus, the Money Market Fund's assets are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although Galaxy VIP seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

        In order to use the amortized cost method, the Fund complies with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act ("Rule 2a-7"). Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy VIP's Board of Trustees. This method may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

        The Money Market Fund invests only in instruments which meet the applicable quality requirements of Rule 2a-7 and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy VIP's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of the Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF THE EQUITY FUND, GROWTH AND INCOME FUND, SMALL COMPANY GROWTH FUND, COLUMBIA REAL ESTATE EQUITY FUND II, ASSET ALLOCATION FUND AND COLUMBIA HIGH YIELD FUND II

        In determining market value, the assets in the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy VIP's Board of Trustees. A foreign security which is listed as traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet or Columbia, as the case may be, under the supervision of Galaxy VIP's Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.


VALUATION OF THE HIGH QUALITY BOND FUND

        In determining market value, the assets in the High Quality Bond Fund are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy VIP's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include considerations of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value.

                          DIVIDENDS - MONEY MARKET FUND

        As stated, Galaxy VIP uses its best efforts to maintain the net asset value per share of the Money Market Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by the Fund, it is possible that the Fund's net asset value per share may fall below $1.00. Should Galaxy VIP incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of the Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to the Fund or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund. Such expense or loss may result in a shareholder's receiving no dividends for the period in which it holds shares of the Fund and in its receiving upon redemption a price per share lower than that which it paid.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares in each Fund are sold on a continuous basis by Galaxy VIP's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

        Galaxy VIP may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                         ADDITIONAL INFORMATION ON TAXES

        In order to qualify as a regulated investment company under the Code, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund may be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a regulated investment company also could result in the loss of the tax-favored status of variable annuity contracts and variable life insurance policies based on a segregated asset account which invests in the Fund.

        Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a regulated investment company satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. Each Fund intends to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified. However, a failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual cost of life insurance, if any, provided under such policy).

        Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.

        Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the prospectus with respect to such contract or policy for further tax information.

        The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Statement of Additional Information and is subject to change by legislative or administrative action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds.

                              TRUSTEES AND OFFICERS


        The business and affairs of the Funds are managed under the direction of Galaxy VIP's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. Information pertaining to the trustees and officers of Galaxy VIP is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy VIP as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy VIP are referred to as "Interested Trustees."



                                                                                           NUMBER OF
                                             TERM OF                                     PORTFOLIOS IN
                                           OFFICE AND                                        FUND
                            POSITION(S)     LENGTH OF                                      COMPLEX(3)
                             HELD WITH        TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)    GALAXY VIP      SERVED(2)         DURING PAST 5 YEARS           TRUSTEE           HELD BY TRUSTEE(4)
------------------------    -----------    ----------     ---------------------------    -------------   ---------------------------
INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.        Chairman &       5/27/92      Chairman & Director,                53         Director, Utica First
Age 68                       Trustee                      Vicks Lithograph &                             Insurance Company;
                                                          Printing Corporation (book                     Director, SBU Bank;
                                                          manufacturing).                                Director, Partners Trust
                                                                                                         Financial Group; Director,
                                                                                                         Monitor Life Insurance
                                                                                                         Company; Director,
                                                                                                         Commercial Travelers Mutual
                                                                                                         Insurance Company.

Louis DeThomasis              Trustee        5/27/92      President,                          53                     None
Age 61                                                    Saint Mary's University of
                                                          Minnesota.

Kenneth A Froot(5)            Trustee       12/15/00      Professor of Finance,               53                     None
Age 44                                                    Harvard University.

James M. Seed                 Trustee        5/27/92      President, The Astra                53         Chairman and Director,
Age 61                                                    Ventures, Incorporated (oil                    Fischer-Watt Gold Co.;
                                                          and gas exploration;                           Director, XSCI, Inc.
                                                          private equity).

INTERESTED TRUSTEE

John T. O'Neill(6)            Trustee,       5/27/92      Private Investor; Executive         53                     None
Age 57                      President &                   Vice President and Chief
                             Treasurer                    Financial Officer, Hasbro,
                                                          Inc. (toy and game
                                                          manufacturer) until
                                                          December 1999.

                                       39

                                                                                           NUMBER OF
                                             TERM OF                                     PORTFOLIOS IN
                                           OFFICE AND                                        FUND
                            POSITION(S)     LENGTH OF                                      COMPLEX(3)
                             HELD WITH        TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)    GALAXY VIP      SERVED(2)         DURING PAST 5 YEARS           TRUSTEE           HELD BY TRUSTEE(4)
------------------------    -----------    ----------     ---------------------------    -------------   ---------------------------
OFFICERS

William Greilich(7)           Vice           9/10/98      Vice President and                  N/A                    N/A
PFPC Inc.                   President                     Division Manager, PFPC
66 Broadway                                               Inc., 1996 to present; Vice
Lynnfield, MA 01940                                       President, PFPC Inc.,
Age 47                                                    1991-1996.

W. Bruce McConnel(7)        Secretary        5/28/92      Partner of the law firm             N/A                    N/A
One Logan Square                                          Drinker Biddle &
18th & Cherry Streets                                     Reath LLP, Philadelphia,
Philadelphia, PA 19103                                    Pennsylvania.
Age 59

Gregory Sackos(7)           Assistant        9/6/01       Director, Fund Accounting           N/A                    N/A
PFPC Inc.                   Secretary                     and Administration, PFPC
4400 Computer Drive                                       Inc., 1998 to present;
Westborough, MA                                           Second Vice President,
01581-5108                                                Chase Global Financial
Age 37                                                    Services, 1996-1998.


-------------

(1) Each trustee may be contacted by writing to the trustee, c/o The Galaxy VIP Fund, 4400 Computer Drive, Westborough, Massachusetts 01581-5108, Attn: Gregory Sackos.

(2) Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy VIP's Agreement and Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy VIP terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy VIP's Code of Regulations; or (c) Galaxy VIP terminates.

(3) The "Fund Complex" consists of all registered investment companies for which Fleet, Columbia or any of their affiliates serves as investment adviser, including Galaxy VIP, The Galaxy Fund and Galaxy Fund II. In addition to Galaxy VIP (8 portfolios currently being offered), each trustee also serves as a trustee of The Galaxy Fund (40 portfolios currently being offered) and Galaxy Fund II (5 portfolios currently being offered). In addition to Galaxy VIP, Mr. Vicks and Mr. O'Neill serve as Chairman and President and Treasurer, respectively, of The Galaxy Fund and Galaxy Fund II.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into The Galaxy Fund.

(6) Mr. O'Neill is considered to be an Interested Trustee because (i) he owns securities issued by FleetBoston Financial Corporation and (ii) he serves as an officer of Galaxy VIP.

(7) Mr. Greilich, Mr. McConnel and Mr. Sackos also serve as Vice President, Secretary and Assistant Secretary, respectively, of The Galaxy Fund and Galaxy Fund II.

STANDING BOARD COMMITTEES

        The Board of Trustees has established three committees, i.e., Audit, Nominating and Valuation.

        The Audit Committee annually considers the engagement and compensation of Galaxy VIP's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of Galaxy VIP's financial statements. The Audit Committee is a "committee of the whole" in that all of the trustees serve on the Committee. The Audit Committee met two times during the fiscal year ended December 31, 2001.

        The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of three Independent Trustees (Messrs. DeThomasis, Seed and Vicks). There were no formal meetings of the Nominating Committee during the fiscal year ended December 31, 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of Galaxy VIP's Secretary.

        The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of two Independent Trustees (Messrs. Seed and Vicks). There were no formal meetings of the Valuation Committee during the fiscal year ended December 31, 2001.

TRUSTEE OWNERSHIP OF FUND SHARES

        The following table shows the dollar range of shares beneficially owned by each trustee in Galaxy VIP, The Galaxy Fund and Galaxy Fund II.



----------------------------------------------------------------------------------------------------
                                                                        AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL
                                     DOLLAR RANGE OF                 PORTFOLIOS IN GALAXY COMPLEX(2)
NAME OF TRUSTEE             EQUITY SECURITIES IN THE FUNDS(1)              OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

----------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                      None                                over $100,000
----------------------------------------------------------------------------------------------------
Kenneth A. Froot                          None                                over $100,000
----------------------------------------------------------------------------------------------------
Louis DeThomasis                          None                                over $100,000
----------------------------------------------------------------------------------------------------
James M. Seed                             None                                over $100,000
----------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

----------------------------------------------------------------------------------------------------
John T. O'Neill                           None                                over $100,000
----------------------------------------------------------------------------------------------------


----------

(1) Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2001.

(2) Includes Galaxy VIP, The Galaxy Fund, and Galaxy Fund II. As of December 31, 2001, Galaxy VIP consisted of 8 portfolios, The Galaxy Fund consisted of 40 portfolios and Galaxy Fund II consisted of 5 portfolios.

        As of April 5, 2002, the trustees and officers of Galaxy VIP owned less than 1% of its outstanding shares.

BOARD COMPENSATION

        Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy VIP, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as trustee of the Trusts, plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being those currently in effect.


        Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy

Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

        No employee of PFPC Inc. ("PFPC") receives any compensation from Galaxy VIP for acting as an officer. No person who is an officer, director or employee of Fleet, Columbia or any of their affiliates, serves as a trustee, officer or employee of Galaxy VIP.

        The following chart provides certain information about the fees received by Galaxy VIP's trustees during the fiscal year ended December 31, 2001.



=================================================================================================================
                                                                                         TOTAL COMPENSATION FROM
                                            AGGREGATE         PENSION OR RETIREMENT        GALAXY VIP AND FUND
                                          COMPENSATION         BENEFITS ACCRUED AS              COMPLEX(1)
 NAME OF PERSON/POSITION                 FROM GALAXY VIP      PART OF FUND EXPENSES          PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                          $616                    None                       $77,750
-----------------------------------------------------------------------------------------------------------------
Donald B. Miller(2),(4)
Trustee                                       $585                    None                       $73,750
-----------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis
Trustee                                       $585                    None                       $73,750
-----------------------------------------------------------------------------------------------------------------
James M. Seed(4)
Trustee                                       $585                    None                       $73,750
-----------------------------------------------------------------------------------------------------------------
Kenneth A. Froot(3),(4)
Trustee                                       $580                    None                       $73,000
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------
John T. O'Neill(4)
President, Treasurer
and Trustee                                   $604                    None                       $76,250
-----------------------------------------------------------------------------------------------------------------
Bradford S. Wellman
Trustee(2)                                    $155                    None                       $19,750
=================================================================================================================


----------

(1) The "Fund Complex" consists of all registered investment companies for which Fleet, Columbia or any of their affiliates serves as investment adviser, including Galaxy VIP, The Galaxy Fund and Galaxy Fund II. In addition to Galaxy VIP, each trustee also serves as a trustee of The Galaxy Fund and Galaxy Fund II and receives compensation for such services.

(2) Mr. Wellman resigned as trustee of Galaxy VIP, The Galaxy Fund and Galaxy Fund II on December 14, 2000 and Mr. Miller retired as a trustee of Galaxy VIP, The Galaxy Fund and Galaxy Fund II on December 31, 2001. Each currently serves as an emeritus trustee of Galaxy VIP, The Galaxy Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.

(3) Mr. Froot was appointed a trustee of Galaxy VIP, The Galaxy Fund and Galaxy Fund II on December 15, 2000.

(4) Deferred compensation (including interest) in the amounts of $89,647, $76,581, $41,910 and $75,408 accrued during Galaxy VIP's fiscal year ended December 31, 2001 for Messrs. Miller, O'Neill, Seed and Froot, respectively.


SHAREHOLDER AND TRUSTEE LIABILITY

        Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy VIP's Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy VIP, and that every note, bond, contract, order or other undertaking made by Galaxy VIP shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Agreement and Declaration of Trust also provides that Galaxy VIP shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy VIP, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy VIP itself would be unable to meet its obligations.

        The Agreement and Declaration of Trust states further that no trustee, officer or agent of Galaxy VIP shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy VIP; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Agreement and Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy VIP shall look solely to the trust property for payment.

        With the exceptions stated, the Agreement and Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy VIP to the same extent to which they themselves are entitled to indemnification.

                               INVESTMENT ADVISERS


        Fleet serves as investment adviser to the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund. Columbia serves as investment adviser to the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II. In their respective Advisory Agreements, Fleet and Columbia have agreed to provide investment advisory services to the respective Funds as described in the Prospectus. Fleet and Columbia have also agreed to pay all expenses incurred by them in connection with their activities under the respective Advisory Agreements other than the cost of securities (including brokerage commissions) purchased for the Funds.

        For the services provided and expenses assumed pursuant to the Advisory Agreements, Galaxy VIP has agreed (i) to pay Fleet advisory fees, accrued daily and paid monthly, at the annual rate of .40% of the average daily net assets of the Money Market Fund, .75% of the average daily net assets of the Equity Fund, Growth and Income Fund, Small Company Growth Fund and Asset Allocation Fund, and ..55% of the average daily net assets of the High Quality Bond Fund and (ii) to pay Columbia advisory fees, accrued daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Columbia Real Estate Equity Fund II and .60% of the average daily net assets of the Columbia High Yield Fund II. Fleet and Columbia may from time to time, in their discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of their advisory fees to subsidiaries of FleetBoston Financial Corporation in consideration for administrative and other services which they provide to beneficial shareholders. The Funds, other than the Money Market Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II, have been advised by Fleet that, effective August 1, 2001 and until further notice to Galaxy VIP's Board of Trustees, it intends to waive advisory fees payable by the Funds so that advisory fees payable by the Funds would be as follows: (i) with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund and Asset Allocation Fund, 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion, and (ii) with respect to the High Quality Bond Fund, 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion.

        For the fiscal years ended December 31, 2001, 2000 and 1999, Galaxy VIP paid advisory fees (net of fee waivers) to Fleet or Columbia, as the case may be, as set forth below:



                                                                        FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                   2001              2000             1999
----                                                                   ----              ----             ----
Money Market Fund                                                    $ 69,001          $ 26,395         $ 28,027
Equity Fund                                                          $697,948          $950,479         $765,471
Growth and Income Fund                                               $ 85,813          $ 96,668         $ 75,455
Small Company Growth Fund                                            $ 35,186          $ 33,398         $ 11,249
Columbia Real Estate Equity Fund II                                  $  8,112          $  7,764         $  6,980
Asset Allocation Fund                                                $658,765          $803,542         $707,718
High Quality Bond Fund                                               $109,295          $ 90,211         $ 68,988
Columbia High Yield Fund II                                          $ 13,707          $ 13,920         $ 14,268






        For the fiscal years ended December 31, 2001, 2000 and 1999, Fleet or Columbia, as the case may be, waived advisory fees as follows:



                                                                       FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                   2001             2000              1999
----                                                                   ----             ----              ----
Money Market Fund                                                    $11,769           $43,991          $46,712
Equity Fund                                                          $     0           $     0          $     0
Growth and Income Fund                                               $     0           $     0          $     0
Small Company Growth Fund                                            $     0           $     0          $     0
Columbia Real Estate Equity Fund II                                  $     0           $     0          $     0
Asset Allocation Fund                                                $     0           $     0          $     0
High Quality Bond Fund                                               $ 8,587           $33,830          $59,765
Columbia High Yield Fund II                                          $     0           $     0          $     0

        For the fiscal years ended December 31, 2001, 2000 and 1999, Fleet or Columbia, as the case may be, reimbursed expenses as follows:



                                                                       FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                   2001             2000             1999
----                                                                   ----             ----             ----
Money Market Fund                                                    $     0          $     0          $     0
Equity Fund                                                          $     0          $     0          $     0
Growth and Income Fund                                               $   905          $     0          $    72
Small Company Growth Fund                                            $43,904          $68,388          $65,504
Columbia Real Estate Equity Fund II                                  $46,428          $42,044          $39,207
Asset Allocation Fund                                                $     0          $     0          $     0
High Quality Bond Fund                                               $ 5,265          $     0          $     0
Columbia High Yield Fund II                                          $37,202          $36,477          $30,632



        Each Advisory Agreement provides that Fleet or Columbia, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet or Columbia in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, each Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy VIP's Board of Trustees, or by a vote of the holders of a majority of the Fund's outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an Advisory Agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Each Advisory Agreement may be terminated by Galaxy VIP or by Fleet or Columbia, as the case may be, on sixty days' written notice, and will terminate immediately in the event of its assignment.

ANNUAL BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

        At a meeting held on May 31, 2001, the Board of Trustees of Galaxy VIP, including the Independent Trustees, approved the continuation of (i) Galaxy VIP's investment advisory agreement with Fleet with respect to the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund, and (ii) Galaxy VIP's investment advisory agreement with Columbia with respect to the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II, for an additional one-year period. In connection with such approvals, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Fleet's and Columbia's services provided to each respective Fund and Fleet's and Columbia's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each Fund to Lipper data on investment objective peer group averages and industry peer group averages; (2) a report on Galaxy VIP's advisory fee structure, which included the proposed implementation of new breakpoints in the advisory fees for certain of Galaxy VIP's portfolios and a comparison of the fees to Lipper data describing the median advisory fees for funds with similar investment objectives; (3) a report on the assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund; (4) a Lipper report comparing:
(i) the performance of each Fund to the applicable Lipper average and performance universe (e.g. all variable insurance product large cap core equity funds) average, (ii) the contractual management fee for each Fund with that of funds with the same investment classification, (iii) the expenses for each Fund to expense group averages, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each Fund to expense groups; and (5) a report on Fleet's and Columbia's profitability related to providing advisory services to Galaxy VIP after taking into account (i) advisory fees and any other benefits realized by Fleet, Columbia or any of their affiliates as a result of Fleet's and Columbia's role as advisors to Galaxy VIP, and (ii) the direct and indirect expenses incurred by Fleet and Columbia in providing such advisory services to Galaxy VIP. The Board also considered a report on soft dollar commissions which included information on brokers and total commissions paid for the Equity Fund, Growth and Income Fund, Small Company Growth Fund and Columbia Real Estate Equity Fund II for the fiscal year ended December 31, 2000, as well as information on the types of research and services obtained by Fleet and Columbia in connection with soft dollar commissions.

        After discussion, the Board of Trustees concluded that Fleet and Columbia had the capabilities, resources and personnel necessary to manage Galaxy VIP. The Board of Trustees also concluded that based on the services that Fleet and Columbia would provide to Galaxy VIP under the investment advisory agreements and the expenses incurred by Fleet and Columbia in the performance of such services, the compensation to be paid to Fleet and Columbia was fair and equitable with respect to each respective Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreements with Fleet and Columbia for an additional one-year period.


                                   DISTRIBUTOR

        PFPC Distributors, an indirect, wholly-owned subsidiary of PNC Financial Services Group, serves as Galaxy VIP's distributor. PFPC Distributors is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


        Unless otherwise terminated, the Distribution Agreement between Galaxy VIP and PFPC Distributors remains in effect until January 2, 2003, and thereafter will continue from year to year upon annual approval by Galaxy VIP's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy VIP, provided that in either event continuance of the Distribution Agreement is also approved by the vote of a majority of the Board of Trustees of Galaxy VIP who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                  ADMINISTRATOR


        PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is a majority-owned subsidiary of PNC Financial Services Group.


        Under the Administration Agreement, PFPC has agreed to maintain office facilities for Galaxy VIP, furnish Galaxy VIP with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy VIP, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy VIP's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2004 and thereafter will continue for additional terms of one-year each, provided such continuance is specifically reviewed and approved at least annually (i) by vote of a majority of Galaxy VIP's Board of Trustees or by vote of a majority of the outstanding shares of such Fund and (ii) by a majority of Galaxy VIP's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement.

        For the services provided and expenses assumed pursuant to the Administration Agreement, Galaxy VIP has agreed to pay PFPC administration fees, computed daily and paid monthly, at the annual rate of .085% of the first $1 billion of the combined average daily net assets of the Funds, plus .078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus ..073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration services is $100,000. In addition, PFPC receives a separate annual fee from each Fund for certain fund accounting services and is paid by each Fund for custody services provided by Galaxy VIP's custodian. From time to time, PFPC may waive voluntarily all or a portion of the fees payable to it by the Funds. For the fiscal year ended December 31, 2001, the Funds paid PFPC administration fees at the effective annual rate of .085% of each Fund's average daily net assets.

        For the fiscal years ended December 31, 2001, 2000 and 1999, PFPC received administration fees (net of fee waivers) as set forth below:



                                                                        FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                   2001              2000             1999
----                                                                   ----              ----             ----
Money Market Fund                                                    $ 20,486          $ 16,520         $ 13,511
Equity Fund                                                          $117,558          $146,732         $128,840
Growth and Income Fund                                               $ 37,863          $ 39,899         $ 37,977
Small Company Growth Fund                                            $ 40,195          $ 39,932         $ 36,466
Columbia Real Estate Equity Fund II                                  $ 27,663          $ 27,389         $ 26,368
Asset Allocation Fund                                                $128,120          $145,315         $142,576
High Quality Bond Fund                                               $ 34,468          $ 29,999         $ 29,121
Columbia High Yield Fund II                                          $ 31,365          $ 33,065         $ 31,920

        For the fiscal years ended December 31, 2001, 2000 and 1999, PFPC waived administration fees as set forth below:



                                                                       FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                   2001             2000              1999
----                                                                   ----             ----              ----
Money Market Fund                                                    $25,000           $25,000          $25,000
Equity Fund                                                          $     0           $     0          $     0
Growth and Income Fund                                               $     0           $     0          $     0
Small Company Growth Fund                                            $     0           $     0          $     0
Columbia Real Estate Equity Fund II                                  $     0           $     0          $     0
Asset Allocation Fund                                                $     0           $     0          $     0
High Quality Bond Fund                                               $25,000           $25,000          $25,000
Columbia High Yield Fund II                                          $     0           $     0          $     0






                          CUSTODIAN AND TRANSFER AGENT


        The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of J.P. Morgan Chase & Co., serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

        Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy VIP's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of the Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.


        PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy VIP's operations.


                                    EXPENSES

        Galaxy VIP bears the expenses in connection with the Funds' operations, whether incurred directly or on its behalf by Fleet, Columbia, PFPC or the Participating Insurance Companies, including taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, fund accounting and custody fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and meetings; and any extraordinary expenses. Otherwise, Fleet, Columbia and PFPC bear their own expenses incurred in connection with performing services for the Funds. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

        Debt securities purchased or sold by the Money Market Fund, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.


        Transactions in equity securities on U.S. stock exchanges for the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet or Columbia, as the case may be, will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.


        Fleet or Columbia will select specific portfolio investments and effect transactions for the Funds. Fleet and Columbia seek to obtain the best net price and the most favorable execution of orders. Fleet or Columbia may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds, Fleet or Columbia. Fleet or Columbia is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet or Columbia determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet or Columbia's overall responsibilities to the particular Fund and to Galaxy VIP. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the investment advisory agreements between Galaxy VIP and Fleet and Galaxy VIP and Columbia are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.


        For the fiscal year ended December 31, 2001, the Funds paid commissions in return for brokerage and research services ("soft dollar commissions") as shown below:



                                                        SOFT DOLLAR
         FUND                                           COMMISSIONS
         ----                                           -----------
         Money Market Fund                                $     0
         Equity Fund                                      $15,380
         Growth and Income Fund                           $ 1,507
         Small Company Growth Fund                        $ 1,056
         Columbia Real Estate Equity Fund II              $    77
         Asset Allocation Fund                            $ 1,090
         High Quality Bond Fund                           $     0
         Columbia High Yield Fund II                      $     0



        For the fiscal years ended December 31, 2001, 2000 and 1999, the Funds paid brokerage commissions as shown in the table below:



                                                                        FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                   2001              2000              1999
----                                                                   ----              ----              ----
Money Market Fund                                                    $      0          $      0          $     0
Equity Fund                                                          $134,455          $133,048          $99,742
Growth and Income Fund                                               $  7,950          $  7,732          $16,413
Small Company Growth Fund                                            $  7,724          $ 13,295          $ 3,035
Columbia Real Estate Equity Fund II                                  $  2,330          $  1,966          $ 2,111
Asset Allocation Fund                                                $ 17,531          $ 36,172          $25,906
High Quality Bond Fund                                               $      0          $      0          $     0
Columbia High Yield Fund II                                          $      0          $      0          $     0

        During the fiscal years ended December 31, 2001, 2000 and 1999, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., and (with respect to the fiscal year ended December 31, 2001 only) Robertson Stephens, Inc. ("Robertson Stephens") which are affiliates of Fleet and Columbia. The table below discloses the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the fiscal years ended December 31, 2001, 2000 and 1999.



                                                                        FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                    2001             2000              1999
----                                                                    ----             ----              ----
Equity                                                                $12,630           $10,133          $ 9,426
Growth and Income                                                     $   358           $ 1,083          $ 1,505
Small Company Growth                                                  $     0           $     0          $     0
Columbia Real Estate Equity II                                        $    36           $     0          $     0
Asset Allocation                                                      $ 8,045           $24,992          $19,784



        The table below shows (i) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended December 31, 2001 that was paid to Quick & Reilly and Robertson Stephens, and (ii) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly or Robertson Stephens during the fiscal year ended December 31, 2001.



                                                                                         % OF
                                                                       % OF            AGGREGATE
                                                                     AGGREGATE        COMMISSION
FUND                                                                COMMISSIONS       TRANSACTIONS
----                                                                -----------       ------------
Equity                                                                 9.39%             12.01%
Growth and Income                                                      4.50%             11.12%
Small Company Growth                                                      0%                 0%
Columbia Real Estate Equity II                                         1.55%              1.86%
Asset Allocation                                                      45.89%             51.57%


        The Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Money Market Fund does not intend to seek profits from short-term trading. Its annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of the Fund.

        Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Columbia, PFPC or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet or Columbia with respect to such transactions.

        Galaxy VIP is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy VIP's most recent fiscal year. At December 31, 2001 the Funds held securities of their regular brokers or dealers as set forth below:



-----------------------------------------------------------------------------------------------------
FUND                                         BROKER/DEALER                    MARKET VALUE
-----------------------------------------------------------------------------------------------------
Equity Fund                            Goldman Sachs Group, Inc.               $1,391,250
-----------------------------------------------------------------------------------------------------
Asset Allocation Fund                  Merrill Lynch & Co., Inc.               $  547,260
-----------------------------------------------------------------------------------------------------
High Quality Bond Fund                 Merrill Lynch & Co., Inc.               $  155,422
-----------------------------------------------------------------------------------------------------



        Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by Fleet or Columbia. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy VIP, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Columbia, as the case may be, believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Columbia, as the case may be, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its other portfolios, or other investment companies or accounts in order to obtain best execution.


                                    AUDITORS


        Ernst & Young, LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, serve as auditors for Galaxy VIP. The financial highlights for the Funds included in the Prospectus and the financial statements for the Funds contained in Galaxy VIP's Annual Report for the fiscal years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young LLP. The financial highlights for the respective Funds in the Prospectus and the financial statements contained in the Annual Report for the fiscal years ended December 31, 1998 and 1997 were audited by Galaxy VIP's former auditors.


                                     COUNSEL

        Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy VIP, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy VIP and will pass upon certain legal matters on its behalf.

                                 CODES OF ETHICS

        Galaxy VIP, Fleet and Columbia have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to the particular Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

                        PERFORMANCE AND YIELD INFORMATION

        From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

        Performance and yield data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature may be used in comparing the performance and yields of the Funds.

        The yield of the Money Market Fund will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Money Market Fund may also advertise its effective yield which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect.

        The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Funds may also advertise their "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

        The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return assume that dividend and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

        Performance and yields of the Funds will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since performance and yields fluctuate, performance and yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

        Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds can be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Funds.

        The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

YIELD QUOTATIONS - MONEY MARKET FUND

        The standardized annualized seven-day yield for the Money Market Fund is computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in the Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by the Fund to all shareholder accounts in proportion to the length of the base period, other than nonrecurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of the securities and unrealized appreciation and depreciation. The effective compound yield quotation for the Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

        The current yield for the Money Market Fund may be obtained by calling Galaxy VIP at 1-877-289-4252. For the seven-day period ended December 31, 2001, the annualized yield of the Money Market Fund was 1.66% and the effective yield was 1.68%.


YIELD AND TOTAL RETURNS QUOTATIONS - NON-MONEY MARKET FUNDS


        The 30-day (or one month) yield for each of the High Quality Bond Fund and Columbia High Yield Fund II is calculated in accordance with the method prescribed by the SEC for mutual funds:

                                         6
                  YIELD = 2[(a-b)/cd + 1) - 1]

Where:      a =   dividends and interest earned by a Fund during the period;

            b =   expenses accrued for the period (net of reimbursements);

            c = average daily number of shares outstanding during the period entitled to receive dividends; and

            d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

        With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

        Based on the foregoing calculation, the yields for the High Quality Bond Fund and Columbia High Yield Fund II for the 30-day period ended December 31, 2001 were 5.63% and 6.24%, respectively.


        Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                      1/n
                     T = [(ERV/P) - 1]

            Where: T =    average annual total return;

                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                P =       hypothetical initial payment of $1,000; and

                n =       period covered by the computation, expressed in years.

        Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

        Aggregate Total Return = [(ERV/P) - l]

        The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

        The average annual total returns for the Funds for the one-year and five-year periods (as applicable) ended December 31, 2001 are set forth below.



                                                                                          SINCE
FUND                                                          ONE-YEAR      FIVE-YEAR   INCEPTION
----                                                          --------      ---------  -----------
Equity Fund                                                   (18.17)%          10.02%   11.60%(1)
Growth and Income Fund                                        ( 3.95)%               *    3.22%(2)
Small Company Growth Fund                                     ( 0.17)%               *    8.60%(3)
Columbia Real Estate Equity Fund II                             4.68%                *    4.11%(4)
Asset Allocation Fund                                          (7.47)%           7.20%    9.10%(5)
High Quality Bond Fund                                          7.47%            6.97%    6.45%(6)
Columbia High Yield Fund II                                     6.18%                *    5.18%(4)


----------
*       Not in operation during the period.

(1) For the period from January 11, 1993 (commencement of operations) through December 31, 2001.
(2) For the period from March 4, 1998 (commencement of operations) through December 31, 2001.
(3) For the period from April 17, 1998 (commencement of operations) through December 31, 2001.
(4) For the period from March 3, 1998 (commencement of operations) through December 31, 2001.
(5) For the period from February 6, 1993 (commencement of operations) through December 31, 2001.
(6) For the period from January 21, 1993 (commencement of operations) through December 31, 2001.



        The aggregate total returns for the Funds from the date of commencement of operations through December 31, 2001 are set forth below:



FUND
----
Equity Fund(1)                                         167.54%
Growth and Income Fund(2)                               12.92%
Small Company Growth Fund(3)                            35.77%
Columbia Real Estate Equity Fund II(4)                  16.66%
Asset Allocation Fund(5)                               117.02%
High Quality Bond Fund(6)                               74.87%
Columbia High Yield Fund II(4)                          21.33%


----------

(1) For the period from January 11, 1993 (commencement of operations) through December 31, 2001.
(2) For the period from March 4, 1998 (commencement of operations) through December 31, 2001.
(3) For the period from April 17, 1998 (commencement of operations) through December 31, 2001.
(4) For the period from March 3, 1998 (commencement of operations) through December 31, 2001.
(5) For the period from February 6, 1993 (commencement of operations) through December 31, 2001.
(6) For the period from January 21, 1993 (commencement of operations) through December 31, 2001.

                                  MISCELLANEOUS

        As used in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by Galaxy VIP upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy VIP not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to the particular Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of Galaxy VIP which are allocated in proportion to the relative asset values of the respective Funds at the time of allocation. Subject to the provisions of Galaxy VIP's Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular fund, are conclusive.


        As of April 5, 2002, the name and percentage ownership of the entities that held of record 5% or more of the outstanding shares of Galaxy VIP's investment portfolios were as follows. Except for ownership of shares by Columbia Management Company as listed below, shares were owned and held in separate accounts pursuant to variable annuity contracts.



                                            PERCENT
REGISTRATION NAME                          OWNERSHIP
--------------------------------------------------------
MONEY MARKET FUND
  American Skandia                               100%

EQUITY FUND
  American Skandia                             97.96%

HIGH QUALITY BOND FUND
  American Skandia                             87.52%
  American Express Life                        11.71%

ASSET ALLOCATION FUND
  American Skandia                             96.90%

GROWTH AND INCOME FUND
  American Skandia                             94.25%

SMALL COMPANY EQUITY FUND
  American Skandia                             94.54%

COLUMBIA REIT FUND
  American Skandia                             73.95%
  Columbia Management                          26.05%

COLUMBIA HIGH YIELD FUND
  American Skandia                             69.26%
  Columbia Management                          12.29%
  American Express Life                        14.89%



        Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

        A "vote of the holders of a majority of the outstanding shares" of a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective, if fundamental, or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

                              FINANCIAL STATEMENTS


        Galaxy VIP's Annual Report to Shareholders (the "Annual Report") with respect to the Fund for the fiscal year ended December 31, 2001 has been filed with the SEC. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements and Financial Highlights included in the Annual Report for the Funds for the fiscal years ended December 31, 2001, 2000 and 1999 have been audited by Galaxy VIP's independent auditors, Ernst & Young, LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The Financial Statements and Financial Highlights included in the Annual Report for the Funds for the fiscal years ended December 31, 1998 and 1997 were audited by Galaxy VIP's former independent auditors, whose report dated February 12, 1999 expressed an unqualified opinion on such financial statements and financial highlights.

                                   APPENDIX A


                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

        A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

        "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


        "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


        "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

        "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

        Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


        "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


        "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


        "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        "Not Prime" - Issuers do not fall within any of the Prime rating categories.


        Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


        "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

        "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

        "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

        "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


        "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

        "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

        The following summarizes the ratings used by Standard & Poor's for long-term issues:


        "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


        "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


        "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


        "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

        "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The following summarizes the ratings used by Moody's for long-term debt:


        "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

        "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


        "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


        "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


        "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


        Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

        "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


        "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


        "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

        "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


        "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently

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being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

        "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


        Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


        PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

        CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

        RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             - Positive means that a rating may be raised.

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             - Negative means that a rating may be lowered.
             - Stable means that a rating is not likely to change.
             - Developing means a rating may be raised or lowered.
             - N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

        WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

        A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


        "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.


        "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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        "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


        In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

        "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

        "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

        "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


        "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

        Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B


        As stated in the Prospectus and this Statement of Additional Information, certain of the Funds may enter into futures transactions and options thereon for hedging and other purposes. Such transactions are described in this Appendix.


I.      INTEREST RATE FUTURES CONTRACTS

        USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

        A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

        DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

        Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

        Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

        A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

        EXAMPLE OF FUTURES CONTRACT SALE. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet or Columbia, as the case may be, wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet or Columbia believes that, because of an anticipated rise in interest rates, the value will decline to 95. A Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

        In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

        Fleet or Columbia could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

        If interest rate levels did not change, a Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

        EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; a Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that a Fund may purchase.

        For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet or Columbia, as the case may be, wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet or Columbia believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. A Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, a Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that a Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

        Fleet or Columbia could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that a Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

        If, however, short-term rates remained above available long-term rates, it is possible that a Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  INDEX FUTURES CONTRACTS.

               A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the S&P's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the S&P's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

               A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

               In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

               The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

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                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

       PORTFOLIO                             FUTURES

                                             -Day Hedge is Placed-

Anticipate Buying $62,500                    Buying 1 Index Futures at 125
       Equity Portfolio                      Value of Futures = $62,500/Contract

                                             -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 130
       Actual Cost = $65,000                 Value of Futures = $65,000/Contract
Increase in Purchase Price = $2,500          Gain on Futures =  $ 2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund
Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 X $500 = $62,500
Fund Beta Relative to the Index = 1.0

       PORTFOLIO                             FUTURES

                                             -Day Hedge is Placed-

Anticipate Selling $1,000,000                Sell 16 Index Futures at 125
       Equity Portfolio                      Value of Futures = $1,000,000

                                             -Day Hedge is Lifted-

Equity Portfolio-Own Stock                   Buy 16 Index Futures at 120
       with Value = $960,000                 Value of Futures = $960,000
       Loss in Fund Value = $40,000          Gain on Futures =  $40,000

               If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

       PORTFOLIO                             FUTURES

                                             -Day Hedge is Placed-
Anticipate Buying $62,500                    Buying 1 Index Futures at 125
       Equity Portfolio                      Value of Futures = $62,500/Contract

                                             -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 120
       Actual Cost - $60,000                 Value of Futures = $60,000/Contract
Decrease in Purchase Price = $2,500          Loss on Futures =  $ 2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 X $500 = $62,500
Fund Beta Relative to the Index = 1.0

       PORTFOLIO                             FUTURES

                                             -Day Hedge is Placed-

Anticipate Selling $1,000,000                Sell 16 Index Futures at 125
       Equity Portfolio                      Value of Futures = $1,000,000

                                             -Day Hedge is Lifted-

Equity Portfolio-Own Stock                   Buy 16 Index Futures at 130
       with Value = $1,040,000               Value of Futures = $1,040,000
       Gain in Fund Value = $40,000          Loss of Futures = $40,000

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES.

               A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

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IV.     MARGIN PAYMENTS

        Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or liquid securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet or Columbia, as the case may be, may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

        There are several risks in connection with the use of futures by a Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, a Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by Fleet or Columbia, as the case may be. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet or Columbia. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in a Fund may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

        Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

        In instances involving the purchase of futures contracts by a Fund, an amount of liquid assets, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

        In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Fleet or Columbia may still not result in a successful hedging transaction over a short time frame.

        Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

        Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        Successful use of futures by a Fund is also subject to the ability of Fleet or Columbia, as the case may be, to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  OPTIONS ON FUTURES CONTRACTS.

               Certain of the Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

               Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their investment policies, the Funds do not currently intend to write futures options during the current fiscal year.

THE GALAXY VIP FUND
STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 2002

COLUMBIA REAL ESTATE EQUITY FUND II
HIGH QUALITY BOND FUND

     This Statement of Additional Information is not a prospectus. It relates to the prospectus for the Funds listed above dated April 30, 2002 (the "Prospectus"). The Prospectus, as it may be supplemented or revised from time to time, as well as the Funds' Annual Report to Shareholders dated December 31, 2001 (the "Annual Report"), may be obtained, without charge, by writing:

The Galaxy VIP Fund
4400 Computer Drive
Westborough, MA 01581-5108

or by calling toll-free 1-877-289-4252

     The audited financial statements included in the Annual Report and the related report of Ernst & Young, LLP, The Galaxy VIP Fund's independent auditors, contained in the Annual Report are incorporated herein by reference. See "Financial Statements" below. No other portions of the Annual Report are incorporated herein by reference.

                               TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
GENERAL INFORMATION                                                                  1
DESCRIPTION OF THE GALAXY VIP FUND AND ITS SHARES                                    1
INVESTMENT STRATEGIES, POLICIES AND RISKS                                            3
         In General                                                                  3
         Columbia Real Estate Equity Fund II                                         3
         High Quality Bond Fund                                                      4
         Special Risk Considerations                                                 5
         Market Risk                                                                 5
         Interest Rate Risk                                                          5
         Credit Risk                                                                 6
         Foreign Securities                                                          6
         Real Estate Securities                                                      6
         U.S. Government Obligations and Money Market Instruments                    7
         Types of Municipal Securities                                               9
         Variable and Floating Rate Obligations                                      9
         Repurchase and Reverse Repurchase Agreements                               10
         Securities Lending                                                         11
         Investment Company Securities                                              11
         REITs                                                                      11
         Guaranteed Investment Contracts                                            12
         Bank Investment Contracts                                                  13
         Asset-Backed and Mortgage-Backed Securities                                13
         Mortgage Dollar Rolls                                                      15
         U.S. Treasury Rolls                                                        16
         Stripped Obligations                                                       16
         Derivative Securities                                                      17
         Convertible Securities                                                     22
         When-Issued, Forward Commitment and Delayed Settlement Transactions        23
         Stand-By Commitments                                                       24
         Portfolio Turnover                                                         24
INVESTMENT LIMITATIONS                                                              25
VALUATION OF PORTFOLIO SECURITIES                                                   28
         Valuation of the Columbia Real Estate Equity Fund II                       28
         Valuation of the High Quality Bond Fund                                    28
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                      29
ADDITIONAL INFORMATION ON TAXES                                                     29
TRUSTEES AND OFFICERS                                                               30
         Standing Board Committees                                                  33
         Trustee Ownership of Fund Shares                                           34
         Board Compensation                                                         34
         Shareholder and Trustee Liability                                          37
INVESTMENT ADVISERS                                                                 37
         Annual Board Approval of Investment Advisory Agreements                    39
DISTRIBUTOR                                                                         40
ADMINISTRATOR                                                                       40

                                        i

                                                                                   PAGE
                                                                                   ----
CUSTODIAN AND TRANSFER AGENT                                                        41
EXPENSES                                                                            42
PORTFOLIO TRANSACTIONS                                                              42
AUDITORS                                                                            44
COUNSEL                                                                             45
CODES OF ETHICS                                                                     45
PERFORMANCE AND YIELD INFORMATION                                                   45
MISCELLANEOUS                                                                       49
FINANCIAL STATEMENTS                                                                50
APPENDIX A                                                                         A-1
APPENDIX B                                                                         B-1

                               GENERAL INFORMATION

     This Statement of Additional Information relates to the Prospectus for shares of the two Funds listed on the cover page and should be read in conjunction with that Prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. No investment in shares of the Funds should be made without reading the Prospectus.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                DESCRIPTION OF THE GALAXY VIP FUND AND ITS SHARES

     The Galaxy VIP Fund ("Galaxy VIP") is an open-end, diversified series investment company established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies ("Participating Insurance Companies"). Shares of Galaxy VIP are not offered to the general public but solely to such separate accounts ("Separate Accounts"). Shares of Galaxy VIP may be sold to and held by Separate Accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated and unaffiliated life insurance companies. Galaxy VIP is currently offering shares of beneficial interest in nine investment portfolios: Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Large Company Index Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II.

     Galaxy VIP was organized as a Massachusetts business trust on May 27, 1992. Galaxy VIP's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Galaxy VIP is a series fund authorized to issue the following nine classes of units of beneficial interest: Class A shares, representing interests in the Money Market Fund; Class B shares, representing interests in the Equity Fund; Class C shares, representing interests in the Asset Allocation Fund; Class D shares, representing interests in the High Quality Bond Fund; Class E shares, representing interests in the Small Company Growth Fund; Class F shares, representing interests in the Growth and Income Fund; Class G shares, representing interests in the Columbia Real Estate Equity Fund II; Class H shares, representing interests in the Columbia High Yield Fund II; and Class I shares, representing interests in the

Large Company Index Fund. Each share of Galaxy VIP has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of Galaxy VIP or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of Galaxy VIP not belonging to any particular Fund which are available for distribution.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of Galaxy VIP's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders. The rights accompanying Fund shares are legally vested in the Separate Accounts. However, Participating Insurance Companies will vote Fund shares held in their Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in its Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights of the participants in the Separate Accounts are more fully set forth in the prospectuses relating to those Accounts issued by the Participating Insurance Companies.

     Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy VIP shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of Galaxy VIP voting without regard to class.

     Galaxy VIP is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more Trustees and such meeting will be called when requested by the holders of record of 10% or more of Galaxy VIP's outstanding shares. To the extent required by law, Galaxy VIP will assist in shareholder communications in such matters.

     Galaxy VIP's Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by the 1940 Act, the Securities Act of 1933, as amended (the "1933 Act") or other applicable law), to (a) sell and convey the assets of a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares of Galaxy VIP if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed at their net asset value or converted into shares of another class of Galaxy VIP's shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                    INVESTMENT STRATEGIES, POLICIES AND RISKS

IN GENERAL

     Fleet Investment Advisors Inc. ("Fleet"), the investment adviser for the High Quality Bond Fund, and Columbia Management Co. ("Columbia"), the investment adviser for the Columbia Real Estate Equity Fund II, will use their best efforts to achieve the investment objectives of the respective Funds, although such achievement cannot be assured. The investment objective of each Fund as described in the Prospectus is fundamental and may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. The following description of the Funds' investment strategies, policies and risks supplements the description set forth in the Prospectus.

COLUMBIA REAL ESTATE EQUITY FUND II

     Under normal market and economic conditions, the Columbia Real Estate Equity Fund II will invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management, or sale of residential, commercial, or industrial real estate. Equity securities include common stock, preferred stock and debt or equity securities that are convertible into common stock. The Fund may invest without limit in real estate investment trusts ("REITs") and may invest up to 20% of its total assets in foreign companies that are principally engaged in the real estate industry. The Fund will not invest directly in real estate but may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. See "Special Risk Considerations -- Real Estate Securities," "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- REITs" below.

     The Fund may also invest up to 35% of its total assets in the equity securities of companies that are not principally engaged in the real estate industry and in non-convertible debt securities. Columbia anticipates that investments in companies not principally engaged in the real estate industry will be primarily in securities of companies some of whose products and services are related to the real estate industry.

     The types of non-convertible debt securities in which the Fund may invest include corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, repurchase agreements, savings and loan obligations and U.S. Government and agency obligations. The Fund will only invest in debt securities which are rated at the time of purchase in one of the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB") or Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or, if not rated, are determined to be of an equivalent quality by Columbia. Debt securities rated BBB by S&P or Baa by Moody's are considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade debt obligations. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Columbia Real Estate Equity Fund II.

HIGH QUALITY BOND FUND

     The High Quality Bond Fund may invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. debt obligations. See "Other Investment Policies and Risk Considerations -- Types of Municipal Securities" below. In addition, the Fund may acquire high quality obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in U.S. dollars and have an established over-the-counter market in the United States. The Fund may also invest in debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction and development and international banking institutions and related governmental agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asia Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities." The Fund may also invest in U.S. dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

     The Fund may enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below. At least 65% of the Fund's total assets will be invested in non-convertible bonds. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     Debt securities purchased by the Fund will be rated in one of the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") or will be unrated securities determined by Fleet to be of comparable quality, provided, however, that under normal market and economic conditions at least 65% of the Fund's total assets will be invested in debt securities rated in one of the two highest rating categories assigned by S&P or Moody's or unrated debt securities determined by Fleet to be of comparable quality. See "Columbia Real Estate Equity Fund II" above for a description of the risks associated with investments in debt securities rated BBB by S&P or Baa by Moody's. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund.

SPECIAL RISK CONSIDERATIONS

     MARKET RISK

     The Columbia Real Estate Equity Fund II invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risk. That is, the possibility exists that common stocks will decline in value over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

     INTEREST RATE RISK

     To the extent that the Funds invest in fixed income securities, including municipal securities, their holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

     CREDIT RISK

     Credit risk refers to the ability of a bond issuer to meet interest and principal payments when due. Generally, lower-rated (but higher yielding) bonds are subject to a greater credit risk than higher quality (but lower yielding) bonds. The ratings of fixed income securities by S&P, Moody's and other nationally recognized statistical rating organizations ("Rating Agencies") are a generally accepted barometer of credit risk. See Appendix A to this Statement of Additional Information for a description of the rating categories of S&P, Moody's and certain other Rating Agencies.

     FOREIGN SECURITIES

     Investments in foreign securities involve higher costs for the Columbia Real Estate Equity Fund II than investments in U.S. securities, including higher transaction costs as well as the imposition in some cases of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of dividends or principal and interest on foreign obligations.

     Although the Columbia Real Estate Equity Fund II may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

     REAL ESTATE SECURITIES

     As stated in the Prospectus, the Columbia Real Estate Equity Fund II will not invest in real estate directly. However, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, in addition to those described in the Prospectus, risks related to general, local, and regional economic conditions, dependence on management skills and heavy cash flow, increased competition, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, natural disasters, limitations on rents and changes in the appeal of properties to tenants.

     In addition to the risks described above and in the Prospectus, a REIT could fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, (the "Code"), or fail to maintain its exemption from registration under the 1940 Act. The risk factors affecting REITs may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. If a borrower or lessee defaults, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     Investment methods described in the Prospectus and this Statement of Additional Information are among those which one or both of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

     U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

     Each Fund may, in accordance with its investment policies, invest from time to time in U.S. Government obligations and in money market instruments, which include but are not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

     Examples of the types of U.S. Government obligations that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

     U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S.

Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations" below.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities historically have involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

     Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on purchases of illiquid securities described under "Investment Limitations" below. Investments by the High Quality Bond Fund in non-negotiable time deposits are limited to no more than 5% of such Fund's total assets at the time of purchase.

     Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet or Columbia, as the case may be, believes that the credit risk with respect to the instrument is minimal.

     Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private

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placement" exemption in Section 4(2)("Section 4(2) Paper"). Section 4(2) Paper
is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described under "Investment Limitations" below, Section 4(2) Paper will not be considered illiquid if Fleet or Columbia, as the case may be, has determined, in accordance with the guidelines approved by Galaxy VIP's Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities.

     TYPES OF MUNICIPAL SECURITIES

     The two principal classifications of municipal securities which may be held by the High Quality Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The High Quality Bond Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. The failure by a state or municipality to restore such a reserve fund could adversely affect the ability of an issuer of moral obligation securities to meet its payment obligations.

     VARIABLE AND FLOATING RATE OBLIGATIONS

     Each Fund may purchase variable and floating rate instruments as described in the Prospectus and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

     If a variable or floating rate instrument is not rated, Fleet or Columbia, as the case may be, must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of a Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.

     REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet or Columbia, as the case may be. Neither Fund will enter into repurchase agreements with Fleet or Columbia or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's limitation on such investments described under "Investment Limitations" below. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system.

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

     Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

     Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     SECURITIES LENDING

     Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term money market instruments. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet or Columbia to be of good standing and only when, in Fleet's or Columbia's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

     INVESTMENT COMPANY SECURITIES

     Each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy VIP, or any other investment companies advised by Fleet or Columbia.

     REITS

     The Columbia Real Estate Equity Fund II may invest without limit in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

     As described in the Prospectus, REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act.

     REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

     GUARANTEED INVESTMENT CONTRACTS

     The High Quality Bond Fund may invest in guaranteed investment contracts ("GICs") issued or guaranteed by U.S. or Canadian insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The High Quality Bond Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high rating from a nationally recognized service which provides ratings of insurance companies. The Fund will not purchase GICs from Participating Insurance Companies or their affiliated life insurance companies. GICs are considered illiquid securities and will be subject to the Fund's limitation on illiquid investments described under "Investment Limitations" below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

     BANK INVESTMENT CONTRACTS

     The High Quality Bond Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's limitation on such investments described under "Investment Limitations" below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

     ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

     Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables, home equity loans, manufactured housing loans, and other securitized assets. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The High Quality Bond Fund may invest in mortgage-backed securities that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

     Mortgage-backed securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-backed securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the Treasury. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

     Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in order of respective stated maturities. CMOs can expose the High Quality Bond Fund to more volatility and interest rate risk than other types of mortgage-backed securities.

     The yield characteristics of asset-backed and mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate will have the effect of shortening the maturity of the security. If a Fund has purchased an asset-backed or mortgage-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

     In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-backed securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

     These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

     MORTGAGE DOLLAR ROLLS

     The High Quality Bond Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

     For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

     U.S. TREASURY ROLLS

     The High Quality Bond Fund may hold certain investments in connection with U.S. Treasury rolls. In U.S. Treasury rolls, the Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund intends, however, to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Fund proposes to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into U.S. Treasury rolls that are accounted for as a financing.

     STRIPPED OBLIGATIONS

     To the extent consistent with its investment objective, the High Quality Bond Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup their initial investments in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy VIP's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Fleet may determine that SMBS acquired by the Fund is liquid under guidelines established by the Board of Trustees.

     DERIVATIVE SECURITIES

     The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, futures and foreign currency exchange contracts.

     Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     Fleet or Columbia, as the case may be, will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's or Columbia's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

     OPTIONS. The Columbia Real Estate Equity Fund II may write covered call options on securities and may also buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices or foreign currencies. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security, index or currency increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Put and call options purchased by the Fund will be valued at the last sale price each day or, in the absence of such a price, at the mean between bid and asked prices.

     Options purchased by the Fund will not exceed 5%, and options written by the Fund will not exceed 25%, of its net assets. Options must be listed on a national securities exchange and issued by the Options Clearing Corporation.

     A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The call options written by the Fund will be "covered," which means that the Fund writing the option owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund owns securities whose price changes, in the opinion of Columbia, are expected to be substantially similar to those of the index or it maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A secured put option written by the Fund means that the Fund maintains in a segregated account with the custodian cash or liquid portfolio securities in an amount not less than the exercise price of the option at all times during the option period.

     The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

     The Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to prevent the underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on the underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. As a result, the writer in such circumstances would be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if Columbia believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between these securities and options markets which could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     FUTURES AND RELATED OPTIONS. Each Fund may invest to a limited extent in futures contracts, and the Columbia Real Estate Equity Fund II may invest in options on futures contracts, in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. The High Quality Bond Fund also may enter into futures contracts in an effort to manage the impact to the Fund of changes in interest rates. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. The High Quality Bond Fund will only write contracts (both purchases and sales) for the future delivery of fixed income securities (commonly known as interest rate futures contracts). A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

     The Columbia Real Estate Equity Fund II may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by a Fund are subject to Fleet's or Columbia's ability to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contracts at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements.

     More information regarding futures contracts and related options can be found in Appendix B to this Statement of Additional Information.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Columbia Real Estate Equity Fund II may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

     Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy VIP's Board of Trustees.

     The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

     Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into the Fund's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     CONVERTIBLE SECURITIES

     Each Fund may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

     Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's or Columbia's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet and Columbia evaluate the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet and Columbia consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

     WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

     Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell eligible securities on a "forward commitment" basis. Each Fund may also purchase and sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

     When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments, when-issued purchases or delayed settlements exceeds 25% of the value of its total assets.

     When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

     When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet or Columbia, as the case may be, to manage the Fund might be adversely affected. The Funds will not engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment objectives.

     STAND-BY COMMITMENTS

     The High Quality Bond Fund may acquire "stand-by commitments" with respect to municipal securities that it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal securities at a specified price. Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value.

     The Fund will enter into stand-by commitments only with banks and brokers/dealers which present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet, as the Fund's investment adviser, will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     The Fund will acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining the Fund's net asset value.

     PORTFOLIO TURNOVER

     Each Fund may sell a portfolio investment soon after its acquisition if Fleet or Columbia, as the case may be, believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             INVESTMENT LIMITATIONS

     In addition to each Fund's investment objective as stated in the Prospectus, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

     Neither Fund may:

     1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

     2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by Fleet or Columbia) and then in amounts not in excess of 10% with respect to the High Quality Bond Fund or 33% with respect to the Columbia Real Estate Equity Fund II, of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% with respect to the High Quality Bond Fund or 33% with respect to the Columbia Real Estate Equity Fund II, of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% with respect to the High Quality Bond Fund or 33% with respect to the Columbia Real Estate Equity Fund II, of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

     3. Invest more than 10% with respect to the High Quality Bond Fund or 15% with respect to the Columbia Real Estate Equity Fund II of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

     4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of each Fund may be invested without regard to such 5% Limitation.

     5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); and further provided that the Columbia Real Estate Equity Fund II will invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry.

     6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

     7. Act as an underwriter within the meaning of the 1933 Act, except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

     8. Purchase or sell real estate, except that each Fund may purchase securities which are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the High Quality Bond Fund will not purchase or sell interests in real estate limited partnerships.

     9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that (i) the High Quality Bond Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; (ii) the Columbia Real Estate Equity Fund II may enter into futures contracts and options on futures contracts, and (iii) the Columbia Real Estate Equity Fund II may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by the Fund's investment objective and policies.

     10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Columbia Real Estate Equity Fund II (i) may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and (ii) may purchase put and call options and sell or write secured put options to the extent permitted by its investment objective and policies.

     11. Invest in companies for the purpose of exercising management or control.

     12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

     In addition to the above limitations:

     13. The High Quality Bond Fund may not purchase foreign securities, except certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; provided, however, that the Fund may also purchase obligations of Canadian Provincial Governments in accordance with its investment objective and policies.

     With respect to Investment Limitation No. 2 above, mortgage dollar rolls and U.S. Treasury rolls entered into by the High Quality Bond Fund that are not accounted for as financings shall not constitute borrowings.

     With respect to Investment Limitation No. 4 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

     Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described in Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet or Columbia, as the case may be, has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

     In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

     If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

                        VALUATION OF PORTFOLIO SECURITIES

VALUATION OF THE COLUMBIA REAL ESTATE EQUITY FUND II

     In determining market value, the assets in the Columbia Real Estate Equity Fund II which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy VIP's Board of Trustees. A foreign security which is listed as traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet or Columbia, as the case may be, under the supervision of Galaxy VIP's Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

VALUATION OF THE HIGH QUALITY BOND FUND

     In determining market value, the assets in the High Quality Bond Fund are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy VIP's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include considerations of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in each Fund are sold on a continuous basis by Galaxy VIP's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

     Galaxy VIP may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                         ADDITIONAL INFORMATION ON TAXES

     In order to qualify as a regulated investment company under the Code, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund may be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a regulated investment company also could result in the loss of the tax-favored status of variable annuity contracts and variable life insurance policies based on a segregated asset account which invests in the Fund.

     Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a regulated investment company satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. Each Fund intends to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified. However, a failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual cost of life insurance, if any, provided under such policy).

     Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.

     Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the prospectus with respect to such contract or policy for further tax information.

     The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Statement of Additional Information and is subject to change by legislative or administrative action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds.

                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Galaxy VIP's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. Information pertaining to the trustees and officers of Galaxy VIP is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy VIP as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy VIP are referred to as "Interested Trustees."

                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                           TERM OF                                     IN FUND
                           POSITION(S)   OFFICE AND                                   COMPLEX(3)
                            HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN           OTHER DIRECTORSHIPS
 NAME, ADDRESS AND AGE(1)  GALAXY VIP   TIME SERVED(2)     DURING PAST 5 YEARS       BY TRUSTEE           HELD BY TRUSTEE(4)
-------------------------  -----------  --------------  ------------------------  ---------------  --------------------------------
INDEPENDENT TRUSTEES

  Dwight E. Vicks, Jr.     Chairman &      5/27/92      Chairman & Director,             53        Director, Utica First
  Age 68                    Trustee                     Vicks Lithograph &                         Insurance Company; Director,
                                                        Printing Corporation                       SBU Bank; Director, Partners
                                                        (book manufacturing).                      Trust Financial Group;
                                                                                                   Director, Monitor Life
                                                                                                   Insurance Company; Director,
                                                                                                   Commercial Travelers Mutual
                                                                                                   Insurance Company.

  Louis DeThomasis          Trustee        5/27/92      President,                       53                     None
  Age 61                                                Saint Mary's University
                                                        of Minnesota.

  Kenneth A. Froot(5)       Trustee       12/15/00      Professor of Finance,            53                     None
  Age 44                                                Harvard University.

  James M. Seed             Trustee        5/27/92      President, The Astra             53        Chairman and Director,
  Age 61                                                Ventures, Incorporated                     Fischer-Watt Gold Co.;
                                                        (oil and gas exploration;                  Director, XSCI, Inc.
                                                        private equity).

INTERESTED TRUSTEE

  John T. O'Neill(6)        Trustee,       5/27/92      Private Investor;                53                     None
  Age 57                  President &                   Executive Vice President
                           Treasurer                    and Chief Financial
                                                        Officer, Hasbro, Inc.
                                                        (toy and game
                                                        manufacturer) until
                                                        December 1999.

                                       31

                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                           TERM OF                                     IN FUND
                           POSITION(S)   OFFICE AND                                   COMPLEX(3)
                            HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN           OTHER DIRECTORSHIPS
 NAME, ADDRESS AND AGE(1)  GALAXY VIP   TIME SERVED(2)     DURING PAST 5 YEARS       BY TRUSTEE           HELD BY TRUSTEE(4)
-------------------------  -----------  --------------  ------------------------  ---------------  --------------------------------
 OFFICERS

  William Greilich(7)         Vice         9/10/98      Vice President and               N/A                     N/A
  PFPC Inc.                President                    Division Manager, PFPC
  66 Broadway                                           Inc., 1996 to present;
  Lynnfield, MA 01940                                   Vice President, PFPC
  Age 47                                                Inc., 1991-1996.

  W. Bruce McConnel(7)     Secretary       5/28/92      Partner of the law firm          N/A                     N/A
  One Logan Square                                      Drinker Biddle &
  18th & Cherry Streets                                 Reath LLP, Philadelphia,
  Philadelphia, PA 19103                                Pennsylvania.
  Age 59

  Gregory Sackos(7)        Assistant       9/6/01       Director, Fund Accounting        N/A                     N/A
  4400 Computer Drive      Secretary                    and Administration, PFPC
  Westborough, MA                                       Inc., 1998 to present;
  01581-5108                                            Second Vice President,
  Age 37                                                Chase Global Financial
                                                        Services, 1996-1998.

----------
(1) Each trustee may be contacted by writing to the trustee, c/o The Galaxy VIP Fund, 4400 Computer Drive, Westborough, Massachusetts 01581-5108, Attn: Gregory Sackos.

(2) Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy VIP's Agreement and Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy VIP terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy VIP's Code of Regulations; or (c) Galaxy VIP terminates.

(3) The "Fund Complex" consists of all registered investment companies for which Fleet, Columbia or any of their affiliates serves as investment adviser, including Galaxy VIP, The Galaxy Fund and Galaxy Fund II. In addition to Galaxy VIP (8 portfolios currently being offered), each trustee also serves as a trustee of The Galaxy Fund (40 portfolios currently being offered) and Galaxy Fund II (5 portfolios currently being offered). In addition to Galaxy VIP, Mr. Vicks and Mr. O'Neill serve as Chairman and President and Treasurer, respectively, of The Galaxy Fund and Galaxy Fund II.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into The Galaxy Fund.

(6) Mr. O'Neill is considered to be an Interested Trustee because (i) he owns securities issued by FleetBoston Financial Corporation and (ii) he serves as an officer of Galaxy VIP.

(7) Mr. Greilich, Mr. McConnel and Mr. Sackos also serve as Vice President, Secretary and Assistant Secretary, respectively, of The Galaxy Fund and Galaxy Fund II.

STANDING BOARD COMMITTEES

     The Board of Trustees has established three committees, i.e., Audit, Nominating and Valuation.

     The Audit Committee annually considers the engagement and compensation of Galaxy VIP's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of Galaxy VIP's financial statements. The Audit Committee is a "committee of the whole" in that all of the trustees serve on the Committee. The Audit Committee met two times during the fiscal year ended December 31, 2001.

     The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of three Independent Trustees (Messrs. DeThomasis, Seed and Vicks). There were no formal meetings of the Nominating Committee during the fiscal year ended December 31, 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of Galaxy VIP's Secretary.

     The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of two Independent Trustees (Messrs. Seed and Vicks). There were no formal meetings of the Valuation Committee during the fiscal year ended December 31, 2001.

TRUSTEE OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of shares beneficially owned by each trustee in Galaxy VIP, The Galaxy Fund and Galaxy Fund II.

----------------------------------------------------------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF
                                                                 EQUITY SECURITIES IN ALL
                                DOLLAR RANGE OF               PORTFOLIOS IN GALAXY COMPLEX(2)
NAME OF TRUSTEE         EQUITY SECURITIES IN THE FUNDS(1)         OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

----------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                  None                             over $100,000
----------------------------------------------------------------------------------------------
Kenneth A. Froot                      None                             over $100,000
----------------------------------------------------------------------------------------------
Louis DeThomasis                      None                             over $100,000
----------------------------------------------------------------------------------------------
James M. Seed                         None                             over $100,000
----------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

----------------------------------------------------------------------------------------------
John T. O'Neill                       None                             over $100,000
----------------------------------------------------------------------------------------------

----------
(1) Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2001.

(2) Includes Galaxy VIP, The Galaxy Fund, and Galaxy Fund II. As of December 31, 2001, Galaxy VIP consisted of 8 portfolios, The Galaxy Fund consisted of 40 portfolios and Galaxy Fund II consisted of 5 portfolios.

     As of April 5, 2002, the trustees and officers of Galaxy VIP owned less than 1% of its outstanding shares.

BOARD COMPENSATION

     Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy VIP, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as trustee of the Trusts, plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being those currently in effect.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans").

Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of PFPC Inc. ("PFPC") receives any compensation from Galaxy VIP for acting as an officer. No person who is an officer, director or employee of Fleet, Columbia or any of their affiliates, serves as a trustee, officer or employee of Galaxy VIP.

     The following chart provides certain information about the fees received by Galaxy VIP's trustees during the fiscal year ended December 31, 2001.

===========================================================================================================
                                 AGGREGATE         PENSION OR RETIREMENT      TOTAL COMPENSATION FROM
                                COMPENSATION         BENEFITS ACCRUED AS     GALAXY VIP AND FUND COMPLEX(1)
    NAME OF PERSON/POSITION    FROM GALAXY VIP      PART OF FUND EXPENSES          PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                $616                    None                       $77,750
-----------------------------------------------------------------------------------------------------------
Donald B. Miller(2),(4)
Trustee                             $585                    None                       $73,750
-----------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis
Trustee                             $585                    None                       $73,750
-----------------------------------------------------------------------------------------------------------
James M. Seed(4)
Trustee                             $585                    None                       $73,750
-----------------------------------------------------------------------------------------------------------
Kenneth A. Froot(3),(4)
Trustee                             $580                    None                       $73,000
-----------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
John T. O'Neill(4)
President, Treasurer
and Trustee                         $604                    None                       $76,250
-----------------------------------------------------------------------------------------------------------
Bradford S. Wellman
Trustee(2)                          $155                    None                       $19,750
===========================================================================================================

----------
(1) The "Fund Complex" consists of all registered investment companies for which Fleet, Columbia or any of their affiliates serves as investment adviser, including Galaxy VIP, The Galaxy Fund and Galaxy Fund II. In addition to Galaxy VIP, each trustee also serves as a trustee of The Galaxy Fund and Galaxy Fund II and receives compensation for such services.

(2) Mr. Wellman resigned as trustee of Galaxy VIP, The Galaxy Fund and Galaxy Fund II on December 14, 2000 and Mr. Miller retired as a trustee of Galaxy VIP, The Galaxy Fund and Galaxy Fund II on December 31, 2001. Each currently serves as an emeritus trustee of Galaxy VIP, The Galaxy Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.

(3) Mr. Froot was appointed a trustee of Galaxy VIP, The Galaxy Fund and Galaxy Fund II on December 15, 2000.

(4) Deferred compensation (including interest) in the amounts of $89,647, $76,581, $41,910 and $75,408 accrued during Galaxy VIP's fiscal year ended December 31, 2001 for Messrs. Miller, O'Neill, Seed and Froot, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy VIP's Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy VIP, and that every note, bond, contract, order or other undertaking made by Galaxy VIP shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Agreement and Declaration of Trust also provides that Galaxy VIP shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy VIP, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy VIP itself would be unable to meet its obligations.

     The Agreement and Declaration of Trust states further that no trustee, officer or agent of Galaxy VIP shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy VIP; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Agreement and Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy VIP shall look solely to the trust property for payment.

     With the exceptions stated, the Agreement and Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy VIP to the same extent to which they themselves are entitled to indemnification.

                               INVESTMENT ADVISERS

     Fleet serves as investment adviser to the High Quality Bond Fund. Columbia serves as investment adviser to the Columbia Real Estate Equity Fund II. In their respective Advisory Agreements, Fleet and Columbia have agreed to provide investment advisory services to the respective Funds as described in the Prospectus. Fleet and Columbia have also agreed to pay all expenses incurred by them in connection with their activities under the respective Advisory Agreements other than the cost of securities (including brokerage commissions) purchased for the Funds.

     For the services provided and expenses assumed pursuant to the Advisory Agreements, Galaxy VIP has agreed (i) to pay Fleet advisory fees, accrued daily and paid monthly, at the annual rate of .55% of the average daily net assets of the High Quality Bond Fund, and (ii) to pay

Columbia advisory fees, accrued daily and paid monthly, at the annual rate of ..75% of the average daily net assets of the Columbia Real Estate Equity Fund II. Fleet and Columbia may from time to time, in their discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of their advisory fees to subsidiaries of FleetBoston Financial Corporation in consideration for administrative and other services which they provide to beneficial shareholders. The High Quality Bond Fund has been advised by Fleet that, effective August 1, 2001 and until further notice to Galaxy VIP's Board of Trustees, it intends to waive advisory fees payable by the Fund so that advisory fees payable by the Fund would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion.

     For the fiscal years ended December 31, 2001, 2000 and 1999, Galaxy VIP paid advisory fees (net of fee waivers) to Fleet or Columbia, as the case may be, as set forth below:

                                            FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                         2001             2000          1999
----                                      ---------        ---------     -----------
Columbia Real Estate Equity Fund II       $   8,112        $   7,764     $     6,980
High Quality Bond Fund                    $ 109,295        $  90,211     $    68,988

     For the fiscal years ended December 31, 2001, 2000 and 1999, Fleet or Columbia, as the case may be, waived advisory fees as follows:

                                           FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                         2001             2000          1999
----                                      ---------        ---------     -----------
Columbia Real Estate Equity Fund II       $       0        $       0     $         0
High Quality Bond Fund                    $   8,587        $  33,830     $    59,765

     For the fiscal years ended December 31, 2001, 2000 and 1999, Fleet or Columbia, as the case may be, reimbursed expenses as follows:

                                            FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                         2001             2000          1999
----                                      ---------        ---------     -----------
Columbia Real Estate Equity Fund II       $  46,428        $  42,044     $    39,207
High Quality Bond Fund                    $   5,265        $       0     $         0

     Each Advisory Agreement provides that Fleet or Columbia, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet or Columbia in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, each Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy VIP's Board of Trustees, or by a vote of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an Advisory Agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Each Advisory Agreement may be terminated by Galaxy VIP or by Fleet or Columbia, as the case may be, on sixty days' written notice, and will terminate immediately in the event of its assignment.

ANNUAL BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     At a meeting held on May 31, 2001, the Board of Trustees of Galaxy VIP, including the Independent Trustees, approved the continuation of (i) Galaxy VIP's investment advisory agreement with Fleet with respect to the High Quality Bond Fund, and (ii) Galaxy VIP's investment advisory agreement with Columbia with respect to the Columbia Real Estate Equity Fund II, for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Fleet's and Columbia's services provided to each respective Fund and Fleet's and Columbia's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each Fund to Lipper data on investment objective peer group averages and industry peer group averages;
(2) a report on Galaxy VIP's advisory fee structure, which included the proposed implementation of new breakpoints in the advisory fees for the Funds and a comparison of the fees to Lipper data describing the median advisory fees for funds with similar investment objectives; (3) a report on the assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund; (4) a Lipper report comparing: (i) the performance of each Fund to the applicable Lipper average and performance universe (e.g. all variable insurance product real estate funds) average, (ii) the contractual management fee for each Fund with that of funds with the same investment classification, (iii) the expenses for each Fund to expense group averages, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each Fund to expense groups; and (5) a report on Fleet's and Columbia's profitability related to providing advisory services to Galaxy VIP after taking into account
(i) advisory fees and any other benefits realized by Fleet, Columbia or any of their affiliates as a result of Fleet's and Columbia's role as advisors to Galaxy VIP, and (ii) the direct and indirect expenses incurred by Fleet and Columbia in providing such advisory services to Galaxy VIP. The Board also considered a report on soft dollar commissions which included information on brokers and total commissions paid for the Columbia Real Estate Equity Fund II for the fiscal year ended December 31, 2000, as well as information on the types of research and services obtained by Fleet and Columbia in connection with soft dollar commissions.

     After discussion, the Board of Trustees concluded that Fleet and Columbia had the capabilities, resources and personnel necessary to manage Galaxy VIP. The Board of Trustees also concluded that based on the services that Fleet and Columbia would provide to Galaxy VIP under the investment advisory agreements and the expenses incurred by Fleet and Columbia in the performance of such services, the compensation to be paid to Fleet and Columbia was fair and equitable with respect to each respective Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreements with Fleet and Columbia for an additional one-year period.

                                   DISTRIBUTOR

     PFPC Distributors, an indirect, wholly-owned subsidiary of PNC Financial Services Group, serves as Galaxy VIP's distributor. PFPC Distributors is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

     Unless otherwise terminated, the Distribution Agreement between Galaxy VIP and PFPC Distributors remains in effect until January 2, 2003, and thereafter will continue from year to year upon annual approval by Galaxy VIP's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy VIP, provided that in either event continuance of the Distribution Agreement is also approved by the vote of a majority of the Board of Trustees of Galaxy VIP who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                  ADMINISTRATOR

     PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is a majority-owned subsidiary of PNC Financial Services Group.

     Under the Administration Agreement, PFPC has agreed to maintain office facilities for Galaxy VIP, furnish Galaxy VIP with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy VIP, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy VIP's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2004 for additional terms of one-year each, provided such continuance is specifically reviewed and approved at least annually (i) by vote of a majority of Galaxy VIP's Board of Trustees or by vote of a majority of the outstanding shares of such Fund and (ii) by a majority of Galaxy VIP's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement.

     For the services provided and expenses assumed pursuant to the Administration Agreement, Galaxy VIP has agreed to pay PFPC administration fees, computed daily and paid monthly, at the annual rate of .085% of the first $1 billion of the combined average daily net assets of the Galaxy VIP Funds, plus ..078% of the next $1.5 billion of the combined average daily net assets of the Galaxy VIP Funds, plus .073% of the combined average daily net assets of the Galaxy VIP Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration services on behalf of Galaxy VIP is $100,000. In addition, PFPC receives a separate annual fee from each Fund for certain fund accounting services and is paid by each Fund for custody services provided by Galaxy VIP's custodian. From time to time, PFPC may waive voluntarily all or a portion of the fees payable to it by the Funds. For the fiscal year ended December 31, 2001, the Funds paid PFPC administration fees at the effective annual rate of .085% of each Fund's average daily net assets.

     For the fiscal years ended December 31, 2001, 2000 and 1999, PFPC received administration fees (net of fee waivers) as set forth below:

                                            FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                         2001             2000          1999
----                                      ---------        ---------     -----------
Columbia Real Estate Equity Fund II       $  27,663        $  27,389     $    26,368
High Quality Bond Fund                    $  34,468        $  29,999     $    29,121

     For the fiscal years ended December 31, 2001, 2000 and 1999, PFPC waived administration fees as set forth below:

                                            FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                         2001             2000          1999
----                                      ---------        ---------     -----------
Columbia Real Estate Equity Fund II       $       0        $       0     $         0
High Quality Bond Fund                    $  25,000        $  25,000     $    25,000

                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of J.P. Morgan Chase & Co., serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Columbia Real Estate Equity Fund II for the purpose of providing custodial services for the Fund's foreign assets held outside the United States.

     Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy VIP's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of the Fund held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy VIP's operations.

                                    EXPENSES

     Galaxy VIP bears the expenses in connection with the Funds' operations, whether incurred directly or on its behalf by Fleet, Columbia, PFPC or the Participating Insurance Companies, including taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, fund accounting and custody fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and meetings; and any extraordinary expenses. Otherwise, Fleet, Columbia and PFPC bear their own expenses incurred in connection with performing services for the Funds. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

     Debt securities purchased or sold by the High Quality Bond Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     Transactions in equity securities on U.S. stock exchanges for the Columbia Real Estate Equity Fund II involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet or Columbia, as the case may be, will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     Fleet or Columbia will select specific portfolio investments and effect transactions for the Funds. Fleet and Columbia seek to obtain the best net price and the most favorable execution of orders. Fleet or Columbia may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds, Fleet or Columbia. Fleet or Columbia is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet or Columbia determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet or Columbia's overall responsibilities to the particular Fund and to Galaxy VIP. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the investment advisory agreements between Galaxy VIP and Fleet and Galaxy VIP and Columbia are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.

     For the fiscal year ended December 31, 2001, the Columbia Real Estate Equity Fund II paid commissions in return for brokerage and research services ("soft dollar commissions") in the amount of $77. The High Quality Bond Fund paid no soft dollar commissions during the fiscal year ended December 31, 2001.

     For the fiscal years ended December 31, 2001, 2000 and 1999, the Columbia Real Estate Equity Fund II paid brokerage commissions in the amounts of $2,330, $1,966 and $2,111, respectively. During these fiscal years, the High Quality Bond Fund paid no brokerage commissions.

     During the fiscal year ended December 31, 2001, the Columbia Real Estate Equity Fund II effected a portion of its portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., and Robertson Stephens, Inc. ("Robertson Stephens"), which are affiliates of Fleet and Columbia. The Columbia Real Estate Equity Fund II paid commissions in the aggregate to Quick & Reilly and Robertson Stephens in the amount of $36 during the fiscal year ended December 31, 2001. The Fund paid no commissions to such affiliated brokers during the fiscal years ended December 31, 2000 and December 31, 1999.

     The percentage of the Columbia Real Estate Equity Fund II's aggregate brokerage commissions for the fiscal year ended December 31, 2001 paid to Quick & Reilly and Robertson Stephens was 1.55%, and the percentage of the Columbia Real Estate Equity Fund II's aggregate dollar amount of transactions that involved payment of commissions effected through Quick & Reilly or Robertson Stephens during the fiscal year ended December 31, 2001 was 1.86%.

     The Columbia Real Estate Equity Fund II and High Quality Bond Fund may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Columbia, PFPC or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet or Columbia with respect to such transactions.

     Galaxy VIP is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy VIP's most recent fiscal year. At December 31, 2001 the High Quality Bond Fund held securities of Merrill Lynch & Co., Inc., one of its regular brokers, with a market value of $155,422.

     Investment decisions for each Fund are made independently from those for the other Fund and for any other investment companies and accounts advised or managed by Fleet or Columbia. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy VIP, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Columbia, as the case may be, believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Columbia may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its other portfolios, or other investment companies or accounts in order to obtain best execution.

                                    AUDITORS

     Ernst & Young, LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, serve as auditors for Galaxy VIP. The financial highlights for the Funds included in the Prospectus and the financial statements for the Funds contained in Galaxy VIP's Annual Report for the fiscal years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young, LLP. The financial highlights for the respective Funds in the Prospectus and the financial statements contained in the Annual Report for the fiscal years ended December 31, 1998 and 1997 were audited by Galaxy VIP's former auditors.

                                     COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy VIP, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy VIP and will pass upon certain legal matters on its behalf.

                                 CODES OF ETHICS

     Galaxy VIP, Fleet and Columbia have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to the particular Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

                        PERFORMANCE AND YIELD INFORMATION

     From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

     Performance and yield data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature may be used in comparing the performance and yields of the Funds.

     The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Funds may also advertise their "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

     The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return assume that dividend and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

     Performance and yields of the Funds will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since performance and yields fluctuate, performance and yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

     Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds can be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Funds.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

YIELD AND TOTAL RETURNS QUOTATIONS

     The 30-day (or one month) yield for the High Quality Bond Fund is calculated in accordance with the method prescribed by the SEC for mutual funds:

                                    6
              YIELD = 2[(a-b)/cd +1)  - 1]

Where:    a = dividends and interest earned by a Fund during the period;

          b = expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period entitled to receive dividends; and

          d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculation, the yield for the High Quality Bond Fund for the 30-day period ended December 31, 2001 was 5.63%.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                                   1/n
                                  T = [(ERV/P) - 1]

                  Where:  T = average annual total return;

                        ERV = ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                         P = hypothetical initial payment of $1,000; and n = period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return =   [(ERV/P) - l]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     The average annual total returns for the Funds for the one-year and five-year periods (as applicable) ended December 31, 2001 are set forth below.

                                                                             SINCE
FUND                                       ONE-YEAR        FIVE YEAR       INCEPTION
----                                       --------        ---------       ---------
Columbia Real Estate Equity Fund II         4.68%              -            4.11%(1)
High Quality Bond Fund                      7.47%            6.97%          6.45%(2)

----------
 *  Not in operation during the period.
(1) For the period from March 3, 1998 (commencement of operations) through December 31, 2001.
(2) For the period from January 21, 1993 (commencement of operations) through December 31, 2001.

     The aggregate total returns for the Funds from the date of commencement of operations through December 31, 2001 are set forth below:

FUND
----
Columbia Real Estate Equity Fund II(1)            16.66%
High Quality Bond Fund(2)                         74.87%

----------
(1) For the period from March 3, 1998 (commencement of operations) through December 31, 2001.
(2) For the period from January 21, 1993 (commencement of operations) through December 31, 2001.

                                  MISCELLANEOUS

     As used in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by Galaxy VIP upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy VIP not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to the particular Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of Galaxy VIP which are allocated in proportion to the relative asset values of the respective Funds at the time of allocation. Subject to the provisions of Galaxy VIP's Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular fund, are conclusive.

     As of April 5, 2002, the name and percentage ownership of the entities that held of record 5% or more of the outstanding shares of Galaxy VIP's investment portfolios were as follows. Except for ownership of shares by Columbia Management Company as listed below, shares were owned and held in separate accounts pursuant to variable annuity contracts.

                                PERCENT
REGISTRATION NAME              OWNERSHIP
----------------------------  ----------
MONEY MARKET FUND
    American Skandia               100%

EQUITY FUND
    American Skandia             97.96%

HIGH QUALITY BOND FUND
    American Skandia             87.52%
    American Express Life        11.71%

ASSET ALLOCATION FUND
    American Skandia             96.90%

GROWTH AND INCOME FUND
    American Skandia             94.25%

SMALL COMPANY EQUITY FUND
    American Skandia             94.54%

COLUMBIA REIT FUND
    American Skandia             73.95%
    Columbia Management          26.05%

COLUMBIA HIGH YIELD FUND
    American Skandia             69.26%
    Columbia Management          12.29%
    American Express Life        14.89%

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     A "vote of the holders of a majority of the outstanding shares" of a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective, if fundamental, or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

                              FINANCIAL STATEMENTS

     Galaxy VIP's Annual Report to Shareholders (the "Annual Report") with respect to the Funds for the fiscal year ended December 31, 2001 has been filed with the SEC. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements and Financial Highlights included in the Annual Report for the Funds for the fiscal years ended December 31, 2001, 2000 and 1999 have been audited by Galaxy VIP's independent auditors, Ernst & Young, LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The Financial Statements and Financial Highlights included in the Annual Report for the Funds for the fiscal years ended December 31, 1998 and 1997 were audited by Galaxy VIP's former independent auditors, whose report dated February 12, 1999 expressed an unqualified opinion on such financial statements and financial highlights.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

     CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments.

Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

          - Positive means that a rating may be raised.
          - Negative means that a rating may be lowered.
          - Stable means that a rating is not likely to change.
          - Developing means a rating may be raised or lowered.
          - N.M. means not meaningful.

MOODY'S

     WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

     WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

     As stated in the Prospectus and this Statement of Additional Information, the Funds may enter into futures transactions and, with respect to the Columbia Real Estate Equity Fund II, options thereon, for hedging and other purposes. Such transactions are described in this Appendix.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet or Columbia, as the case may be, wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet or Columbia believes that, because of an anticipated rise in interest rates, the value will decline to 95. A Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet or Columbia could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, a Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; a Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that a Fund may purchase.

     For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet or Columbia, as the case may be, wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet or Columbia believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. A Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, a Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that a Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet or Columbia could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that a Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that a Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  FUTURES CONTRACTS ON FOREIGN CURRENCIES.

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

III. MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or liquid securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet or Columbia, as the case may be, may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by a Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, a Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by Fleet or Columbia, as the case may be. Conversely, a

Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet or Columbia. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in a Fund may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of liquid assets, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Fleet or Columbia may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by a Fund is also subject to the ability of Fleet or Columbia, as the case may be, to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   OPTIONS ON FUTURES CONTRACTS.

     The Columbia Real Estate Equity Fund II may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their investment policies, the Funds do not currently intend to write futures options during the current fiscal year.

                               THE GALAXY VIP FUND

                                    FORM N-1A

PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS


        (a)    (1)       Agreement and Declaration of Trust of Registrant dated May 27, 1992 is incorporated herein by reference to Exhibit (a)(1) to Post-Effective Amendment No. 7 to Registrant's Registration
                         Statement on Form N-1A (File Nos. 33-49290/811-6726) as filed with the Securities and Exchange
                         Commission (the "Commission") on April 30, 1998 ("PEA No. 7").

               (2)       Certificate of Classification of Shares pertaining to Class A Shares, Class B Shares,
                         Class C Shares and Class D Shares is incorporated herein by reference to Exhibit (a)(2) to
                         Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos.
                         33-49290/811-6726) as filed with the Commission on October 6, 2000 ("PEA No. 12").

               (3)       Certificate of Classification of Shares pertaining to Class E Shares, Class F Shares,
                         Class G Shares and Class H Shares is incorporated herein by reference to Exhibit (a)(3) to PEA
                         No. 12.

               (4)       Certificate of Classification of Shares pertaining to Class I Shares and Class J Shares is incorporated herein by reference to Exhibit (a)(4) to PEA No. 12.

        (b)    (1)       Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) to PEA
                         No. 7.

               (2)       Amendment to Code of Regulations is incorporated herein by reference to Exhibit (b)(2) to
                         Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos.
                         33-49290/811-6726) as filed with the Commission on April 30, 2001 ("PEA No. 13").

        (c)              Article V, Section 5.1, and Article VIII, Section 8.1, of Registrant's Agreement and
                         Declaration of Trust is incorporated herein by reference to Exhibit (a)(1) to PEA No. 7.

        (d)    (1)       Investment Advisory Agreement dated September 30, 1992 between Registrant and Fleet
                         Investment Advisors Inc. with respect to the Money Market, Equity, Asset Allocation and High
                         Quality Bond Funds is incorporated herein by reference to Exhibit (5)(a) to PEA No. 7.


               (2)       Addendum No. 1 dated March 2, 1998 to Investment Advisory Agreement between Registrant and
                         Fleet Investment Advisors Inc. with respect to the Growth and Income Fund and Small Company
                         Growth Fund is incorporated herein by reference to Exhibit (5)(b) to PEA No. 7.

               (3)       Advisory Agreement dated February 27, 1998 between Registrant and Columbia Management Co.
                         with respect to the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II is
                         incorporated herein by reference to Exhibit (5)(c) to PEA No. 7.

        (e)    (1)       Distribution Agreement dated as of January 2, 2001 between Registrant and PFPC
                         Distributors, Inc is incorporated herein by reference to Exhibit (e)(1) to PEA No. 13.

               (2)       Amendment No. 1 dated May 31, 2001 to Distribution Agreement between Registrant and PFPC
                         Distributors, Inc.

        (f)              The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan and
                         Related Agreement effective as of January 1, 1997 is incorporated herein by reference to
                         Exhibit (7) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form
                         N-1A (File Nos. 33-49290/811-6726) as filed with the Commission on February 28, 1997.

        (g)    (1)       Global Custody Agreement dated November 13, 1992 between Registrant and The Chase
                         Manhattan Bank, N.A is incorporated herein by reference to Exhibit (8)(a) to PEA No. 7.

               (2)       Amendment to Global Custody Agreement dated March 2, 1998 between Registrant and
                         The Chase Manhattan Bank with respect to the Growth and Income Fund, Small Company Growth Fund,
                         Columbia Real Estate Equity Fund II and Columbia High Yield Fund II is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 9 to Registrant's Registration
                         Statement on Form N-1A (File Nos. 33-49290/811-6726) as filed with the Commission on February
                         26, 1999 ("PEA No. 9").

               (3)       Amendment to Global Custody Agreement dated December 17, 1998 between Registrant and The Chase
                         Manhattan Bank is incorporated herein by reference to Exhibit (g)(3) to PEA No. 9.

               (4)       Amendment to Global Custody Agreement dated September 7, 2000 between Registrant and The Chase
                         Manhattan Bank is incorporated herein by reference as Exhibit (g)(5) to PEA No. 12.

                                        2

               (5) Amendment to Global Custody Agreement dated July 2, 2001 between Registrant and The Chase Manhattan Bank.

        (h)    (1)       Administration Agreement dated as of June 1, 1997 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (9)(a) to Post-Effective Amendment No. 6 to
                         Registrant's Registration Statement on Form N-1A (File Nos. 33-49290/811-6726) as filed with the Commission on November 21, 1997.

               (2)       Amendment No. 1 dated February 27, 1998 to Administration Agreement between Registrant and PFPC Inc, with respect to the Growth and Income Fund, Small Company Growth Fund, Columbia
                         Real Estate Equity Fund II and Columbia High Yield Fund II is incorporated herein by reference to Exhibit (9)(b) to PEA No. 7.

               (3)       Amendment No. 2 dated March 5, 1998 to Administration Agreement between Registrant and
                         PFPC Inc. is incorporated herein by reference to Exhibit (h)(3) to PEA No. 9.

               (4)       Amendment No. 3 dated September 10, 1998 to Administration Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (h)(4) to PEA No. 9.

               (5)       Amendment No. 4 dated December 1, 1999 to Administration Agreement between Registrant and
                         PFPC Inc. is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No.
                         10 to Registrant's Statement on Form N-1A (File Nos. 33-49290/811-6726) as filed with the
                         Commission on March 1, 2000 ("PEA No. 10").

               (6)       Amendment No. 5 dated May 31, 2001 to Administration Agreement between Registrant and PFPC Inc.

               (7)       Transfer Agency and Services Agreement dated September 7, 2000 between Registrant and PFPC Inc.
                         is incorporated herein by reference to Exhibit (h)(7) to PEA No. 12.

               (8)       Amendment No. 1 dated May 31, 2001 to Transfer Agency and Services Agreement between Registrant and PFPC Inc.

               (9)       Sales Agreement dated August 26, 1993 between Registrant and American Skandia Life
                         Assurance Corporation is incorporated herein by reference to Exhibit (h)(6) to Post-Effective
                         Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos.
                         33-49290/811-6726) as filed with the Commission on April 28, 2000 ("PEA No. 11").

                                        3

               (10)      Proposed Amendment No. 1 to Sales Agreement between Registrant and American Skandia Life
                         Assurance Corporation is incorporated herein by reference to Exhibit (h)(6) to PEA No. 9.

               (11)      Credit Agreement among The Galaxy Fund, Registrant and Galaxy Fund II and Deutsche Bank AG, New
                         York Branch dated December 29, 1999 is incorporated herein by reference to Exhibit (h)(8) to
                         PEA No. 10.

               (12)      Amendment No. 1 dated December 27, 2000 to the Credit Agreement dated December 29, 1999 among
                         The Galaxy Fund, Registrant, Galaxy Fund II, the Bank (as defined therein), Deutsche Bank
                         Securities, Inc. and Deutsche Bank AG, New York Branch is incorporated herein by reference to
                         Exhibit (h)(14) to PEA No. 13.

               (13)      Amendment No. 2 dated March 27, 2001 to the Credit Agreement dated December 29, 1999 among The
                         Galaxy Fund, Registrant, Galaxy Fund II, the Existing Bank (as defined therein), Deutsche Bank
                         Alex. Brown Inc. (formerly known as Deutsche Bank Securities, Inc.), Deutsche Bank AG, New York
                         Branch and Danske Bank A/S is incorporated herein by reference to Exhibit (h)(15) to PEA No.
                         13.

               (14)      Participation Agreement among Golden American Life Insurance Company of New York,
                         Registrant, Fleet Investment Advisors Inc. and First Data Distributors, Inc. dated October
                         1, 1999 is incorporated herein by reference to Exhibit (h)(9) to PEA No. 11.

               (15)      Form of Assignment Agreement between Registrant, Golden American Life Insurance Company, Fleet
                         Investment Advisor's, Inc., Provident Distributors, Inc. and PFPC Distributors, Inc is
                         incorporated herein by reference to Exhibit (h)(17) to PEA No.13.

               (16)      Participation Agreement among First Golden American Life Insurance Company of New York,
                         Registrant, Fleet Investment Advisors Inc. and First Data Distributors, Inc. dated October 1,
                         1999 is incorporated herein by reference to Exhibit (h)(10) to PEA No. 11.

               (17)      Form of Assignment Agreement between Registrant, First Golden American Life Insurance Company
                         of New York, Fleet Investment Advisors, Inc., Provident Distributors Inc. and PFPC
                         Distributors, Inc. is incorporated by reference to Exhibit (h)(19) to PEA No. 13.

        (i)    (1)       Opinion of counsel with respect to the Money Market Fund, Equity Fund, Growth and Income
                         Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund,
                         High

                                        4

                         Quality Bond Fund and Columbia High Yield Fund II that shares are validly issued, fully paid and non-assessable is incorporated herein by reference to Exhibit (10) to PEA No. 7.

        (j)    (1)       Consent of Drinker Biddle & Reath LLP.

               (2)       Consent of Ernst & Young LLP.

        (k)              None.

        (l)    (1)       Purchase Agreement dated January 8, 1993 between Registrant and Fleet Investment Advisors
                         Inc. is incorporated herein by reference to Exhibit (13)(a) to PEA No. 7.

               (2)       Purchase Agreement dated March 2, 1998 between Registrant and Fleet Investment Advisors
                         Inc. with respect to the Small Company Growth Fund and the Growth and Income Fund is
                         incorporated herein by reference to Exhibit (13)(b) to PEA No. 7.

               (3)       Purchase Agreement dated February 27, 1998 between Registrant and Columbia Management Co.
                         with respect to the Columbia Real Estate Equity Fund II and the Columbia High Yield Fund II is
                         incorporated herein by reference to Exhibit (13)(c) to PEA No. 7.

        (m)              None.

        (o)              None.

        (p)    (1)       Code of Ethics - The Galaxy VIP Fund is incorporated herein by reference to Exhibit (p)(1)
                         to PEA No. 11.

               (2)       Code of Ethics - Fleet Investment Advisors, Inc. is incorporated herein by reference to
                         Exhibit (p)(2) to PEA No. 11.

               (3)       Code of Ethics - Columbia Management Co. is incorporated herein by reference to Exhibit
                         (p)(3) to PEA No. 11.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        Registrant is controlled by its Board of Trustees, the members of which also serve as members of the Board of Trustees of The Galaxy Fund and Galaxy Fund II.

ITEM 25.  INDEMNIFICATION

        Indemnification of Registrant's principal underwriter and custodian against certain losses is provided for, respectively, in Section 1.14 of the Distribution Agreement, incorporated herein by reference as Exhibit
        (e)(1), and in Section 12 of the Global Custody Agreement, incorporated herein by reference as Exhibit (g)(1). Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of Registrant's Agreement and Declaration of Trust, incorporated herein by reference as Exhibit (a)(1), provides as follows:


        9.3    INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES.
               The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

               The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        Section 9.6 of the Registrant's Agreement and Declaration of Trust, incorporated herein by reference as Exhibit (a)(1), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

        9.6 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

        (1) Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

               The list required by this Item 26 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).

        (2) Columbia Management Co. ("Columbia") is an investment adviser registered under the Advisers Act.


               The list required by this Item 26 of the officers and directors of Columbia, together with the information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Columbia pursuant to the Advisers Act (SEC File No. 801-05930).

ITEM 27.  PRINCIPAL UNDERWRITER





        (a) In addition to The Galaxy VIP Fund, PFPC Distributors, Inc. (the "Distributor") currently acts as distributor for the following investment companies:

                        AB Funds Trust
                        AFBA 5 Star Funds, Inc.
                        Columbia Common Stock Fund, Inc.
                        Columbia Growth Fund, Inc.
                        Columbia International Stock Fund, Inc.
                        Columbia Special Fund, Inc.
                        Columbia Small Cap Fund, Inc.
                        Columbia Real Estate Equity Fund, Inc.
                        Columbia Balanced Fund, Inc.
                        Columbia Daily Income Company
                        Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.
                        Columbia High Yield Fund, Inc.
                        Columbia National Municipal Bond Fund, Inc.
                        Columbia Strategic Value Fund, Inc.
                        Columbia Technology Fund, Inc.
                        Deutsche Asset Management VIT Funds
                        Forward Funds, Inc
                        The Galaxy Fund
                        Galaxy Fund II
                        GAMNA Series Funds, Inc.
                        Harris Insight Funds Trust
                        Hillview Investment Trust II
                        International Dollar Reserve Fund I, Ltd. Kalmar Pooled Investment Trust LKCM Funds Matthews International Funds Metropolitan West Funds New Covenant Funds Pictet Funds The RBB Fund, Inc. RS Investment Trust
                        Stratton Growth Fund, Inc.
                        Stratton Monthly Dividend REIT Shares, Inc.
                        The Stratton Funds, Inc.
                        Tomorrow Funds Retirement Trust
                        Trainer, Wortham First Mutual Funds
                        Undiscovered Managers Funds
                        Weiss, Peck & Greer Funds Trust
                        Weiss, Peck & Greer International Fund

                        Whitehall Funds Trust
                        Wilshire Target Funds, Inc.
                        WPG Large Cap Growth Fund
                        WPG Tudor Fund
                        WT Investment Trust

            Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                        BlackRock Provident Institutional Funds
                        BlackRock Funds, Inc.

            Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                        Northern Funds Trust
                        Northern Institutional Funds Trust

            Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                        The Offit Investment Fund, Inc
                        The Offit Variable Insurance Fund, Inc.

            Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                        ABN AMRO Funds


        (b) The information required by this Item 27 (b) with respect to each director, officer, or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-45467).

        (c) The Distributor received no compensation from the Registrant for distribution of its shares.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


        (1) Fleet Investment Advisors Inc., 100 Federal Street, Boston, Massachusetts 02110 (records relating to its functions as investment adviser to Registrant's Money Market, Equity, Growth and Income, Small Company Growth, Asset Allocation and High Quality Bond Funds).

        (2) Columbia Management Co., 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350 (records relating to its functions as investment adviser to Registrant's Columbia Real Estate Equity Fund II and Columbia High Yield Fund II).

        (3) PFPC Distributors, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as distributor).


        (4) PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-5108 (records relating to its functions as administrator and transfer agent).


        (5) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).


        (6) The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081 (records relating to its functions as custodian).


ITEM 29.  MANAGEMENT SERVICES

         Inapplicable.

ITEM 30.  UNDERTAKINGS

         None.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 14 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bonita Springs, and State of Florida, on the 30th day of April, 2002.


                                    THE GALAXY VIP FUND
                                    Registrant

                                    /s/ John T. O'Neill
                                    --------------------
                                    President
                                    John T. O'Neill


           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                         TITLE                        DATE

/s/ John T. O'Neill               Trustee, President           April 30, 2002
--------------------------        and Treasurer
John T. O'Neill

*Dwight E. Vicks, Jr.             Chairman of the Board        April 30, 2002
--------------------------        of Trustees
Dwight E. Vicks, Jr.

*Louis DeThomasis                 Trustee                      April 30, 2002
--------------------------
Louis DeThomasis

*Kenneth A. Froot                 Trustee                      April 30, 2002
--------------------------
Kenneth A. Froot

*James M. Seed                    Trustee                      April 30, 2002
--------------------------
James M. Seed


/s/ John T. O'Neill
--------------------------
*By: John T. O'Neill
Attorney-in-Fact

                               THE GALAXY VIP FUND

                            CERTIFICATE OF SECRETARY

     The following resolution was duly adopted by the Board of Trustees of The Galaxy VIP Fund on December 6, 2001 and remains in effect on the date hereof:

     FURTHER RESOLVED, that the trustees and officers of Galaxy VIP who may be required to execute any amendments to Galaxy VIP's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing John T. O'Neill and W. Bruce McConnel, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of Galaxy VIP any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said officers or trustees, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.

                                           THE GALAXY VIP FUND

                                           By: /s/ W. Bruce McConnel
                                               ---------------------
                                               W. Bruce McConnel
                                               Secretary

Dated:  April 30, 2002

                               THE GALAXY VIP FUND

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints
W. Bruce McConnel, III his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

Dates:  June 11, 1992.                             /s/ John T. O'Neill
                                                   -----------------------------
                                                   John T. O'Neill

                               THE GALAXY VIP FUND

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints
John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.

Dates:  June 11, 1992.                             /s/ Dwight E. Vicks, Jr.
                                                   -----------------------------
                                                   Dwight E. Vicks, Jr.

                               THE GALAXY VIP FUND

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints
John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.

Dates:  June 11, 1992.                             /s/ Brother Louis DeThomasis
                                                   -----------------------------
                                                   Brother Louis DeThomasis

                               THE GALAXY VIP FUND

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints
John T. O'Neill and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy VIP Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  December 27, 2000                          /s/ Kenneth A. Froot
                                                   -----------------------------
                                                   Kenneth A. Froot

                              THE GALAXY VIP FUND

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints
John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.

Dates:  June 11, 1992.                             /s/ James M. Seed
                                                   -----------------------------
                                                   James M. Seed

EXHIBIT INDEX

         (e)(2) Amendment No. 1 dated May 31, 2001 to the Distribution Agreement between Registrant and PFPC Distributors, Inc.

         (g)(5) Amendment to Global Custody Agreement dated July 2, 2001 between Registrant and The Chase Manhattan Bank.

         (h)(6) Amendment No. 5 dated May 31, 2001 to Administration Agreement between Registrant and PFPC Inc.

         (h)(8) Amendment No. 1 dated May 31, 2001 to Transfer Agency and Services Agreement between Registrant and PFPC Inc.

         (j)(1)       Consent of Drinker Biddle and Reath LLP.

         (j)(2)       Consent of Ernst and Young LLP.